UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2016

MFS® INTERNATIONAL NEW DISCOVERY FUND

MIO-ANN

MFS® INTERNATIONAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient in the wake of the referendum. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment- grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

November 11, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bunzl PLC	3.1%
OBIC Co. Ltd.	1.9%
Amadeus IT Holding S.A.	1.8%
Dollarama, Inc.	1.6%
Symrise AG	1.4%
Croda International PLC	1.3%
Domino’s Pizza Group PLC	1.3%
Paddy Power Betfair PLC	1.2%
Dignity PLC	1.2%
Compass Group PLC	1.2%

Equity sectors
Special Products & Services	16.6%
Financial Services	13.2%
Retailing	10.8%
Basic Materials	9.3%
Consumer Staples	9.1%
Technology	7.7%
Health Care	5.9%
Leisure	5.5%
Autos & Housing	5.4%
Industrial Goods & Services	5.3%
Utilities & Communications	2.4%
Transportation	2.2%
Energy	1.3%

Issuer country weightings (x)
United Kingdom	23.3%
Japan	18.7%
Germany	7.3%
United States	6.4%
France	4.5%
Hong Kong	3.5%
Australia	3.1%
Canada	3.0%
Denmark	2.5%
Other Countries	27.7%

Currency exposure weightings (y)
British Pound Sterling	24.5%
Japanese Yen	18.7%
Euro	16.8%
United States Dollar	7.8%
Hong Kong Dollar	4.9%
Australian Dollar	3.1%
Canadian Dollar	3.0%
Danish Krone	2.5%
Swiss Franc	2.3%
Other Currencies	16.4%

2

Portfolio Composition – continued

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 9/30/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2016, Class A shares of the MFS International New Discovery Fund (“fund”) provided a total return of 10.87%, at net asset value. This compares with a return of 12.66% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Stock selection in the basic materials sector was a key detractor from performance relative to the MSCI All Country World (ex-US) Small Mid Cap Index. However, there were no individual securities that were part of the top detractors.

Overweighting shares of NEXT (United Kingdom), public transportation firm Stagecoach Group (United Kingdom), hotel and restaurant operator Whitbread (United Kingdom), global asset management firm Schroders PLC (United Kingdom), wholesale food operator Booker Group (United Kingdom), international betting and gaming company Paddy Power Betfair (Ireland) and commercial bank Jyske (Denmark) all weighed on relative results. Shares of NEXT underperformed the benchmark during the reporting period as the stock price fell after investor concern about company’s slowing growth due to increased online competitive pressures. The shares came under further selling pressure after the United Kingdom’s vote to leave the European Union.

4

Management Review – continued

Holdings of investment and wealth management services provider Rathbone Brothers PLC (b) (United Kingdom) and IT company Cognizant Technology Solutions (b) further weighed on relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

The fund’s cash and/or cash equivalents position during the period further weighed on relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection and, to a lesser extent, an overweight allocation to the consumer staples sector contributed to relative performance during the reporting period. The fund’s overweight position in pharmaceutical firm Kobayashi Pharmaceutical (Japan) supported relative performance. Shares outpaced the benchmark as robust growth in domestic and overseas businesses led to a strong earnings surprise. The fund’s holdings of personal care product maker Uni-charm (b) (Japan) also aided relative performance.

Security selection in the special products & services sector further lifted relative performance. The fund’s overweight position in personal and home care service provider Sodexo (France) contributed positively relative to the fund’s benchmark. The company delivered solid results that were driven by strong organic growth in both the Health and Corporate sector.

Elsewhere, the fund’s overweight positions in medical device maker Fisher & Paykel Healthcare (New Zealand), electronic measuring instrument manufacturer Chroma Ate (Taiwan), building and automotive industry solution provider Sika (Switzerland), discount retail store owner Seria (Japan), precious metals exploration company Agnico Eagle Mines (Canada) and mechanical engineering firm GEA Group (Germany) all boosted relative performance. Shares of Chroma Ate rose as the company posted earnings per share results above street expectations. Net profit increased as both gross and operating margins were better than expected due, in part, to increased demand for Chroma’s testing equipment and turnkey business. The fund’s holdings of airline services provider Copa Holdings (b) (Panama) also benefited relative returns.

Respectfully,

David Antonelli	Peter Fruzzetti	Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 9/30/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 9/30/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	10.87%	10.33%	5.82%	N/A
B	10/02/00	10.04%	9.50%	5.04%	N/A
C	10/02/00	10.06%	9.51%	5.04%	N/A
I	10/09/97	11.18%	10.60%	6.10%	N/A
R1	4/01/05	10.07%	9.51%	5.03%	N/A
R2	10/31/03	10.61%	10.05%	5.55%	N/A
R3	4/01/05	10.85%	10.33%	5.81%	N/A
R4	4/01/05	11.16%	10.60%	6.08%	N/A
R6 (formerly Class R5)	6/01/12	11.30%	N/A	N/A	10.00%
529A	7/31/02	10.87%	10.31%	5.72%	N/A
529B	7/31/02	10.70%	9.61%	5.01%	N/A
529C	7/31/02	10.03%	9.46%	4.95%	N/A
Comparative benchmark
MSCI All Country World (ex-US) Small Mid Cap Index (f)		12.66%	8.40%	4.19%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		4.49%	9.03%	5.19%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		6.04%	9.22%	5.04%	N/A
C With CDSC (1% for 12 months) (v)		9.06%	9.51%	5.04%	N/A
529A With Initial Sales Charge (5.75%)		4.49%	9.01%	5.10%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		6.70%	9.33%	5.01%	N/A
529C With CDSC (1% for 12 months) (v)		9.03%	9.46%	4.95%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition

MSCI All Country World (ex-US) Small Mid Cap Index – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2016 through September 30, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2016 through September 30, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/16	Ending Account Value 9/30/16	Expenses Paid During Period (p) 4/01/16-9/30/16
A	Actual	1.32%	$1,000.00	$1,056.16	$6.79
	Hypothetical (h)	1.32%	$1,000.00	$1,018.40	$6.66
B	Actual	2.07%	$1,000.00	$1,052.24	$10.62
	Hypothetical (h)	2.07%	$1,000.00	$1,014.65	$10.43
C	Actual	2.07%	$1,000.00	$1,052.37	$10.62
	Hypothetical (h)	2.07%	$1,000.00	$1,014.65	$10.43
I	Actual	1.07%	$1,000.00	$1,057.42	$5.50
	Hypothetical (h)	1.07%	$1,000.00	$1,019.65	$5.40
R1	Actual	2.07%	$1,000.00	$1,052.39	$10.62
	Hypothetical (h)	2.07%	$1,000.00	$1,014.65	$10.43
R2	Actual	1.57%	$1,000.00	$1,054.65	$8.06
	Hypothetical (h)	1.57%	$1,000.00	$1,017.15	$7.92
R3	Actual	1.32%	$1,000.00	$1,055.86	$6.78
	Hypothetical (h)	1.32%	$1,000.00	$1,018.40	$6.66
R4	Actual	1.07%	$1,000.00	$1,057.26	$5.50
	Hypothetical (h)	1.07%	$1,000.00	$1,019.65	$5.40
R6 (formerly Class R5)	Actual	0.95%	$1,000.00	$1,058.08	$4.89
	Hypothetical (h)	0.95%	$1,000.00	$1,020.25	$4.80
529A	Actual	1.32%	$1,000.00	$1,055.90	$6.78
	Hypothetical (h)	1.32%	$1,000.00	$1,018.40	$6.66
529B	Actual	1.35%	$1,000.00	$1,056.05	$6.94
	Hypothetical (h)	1.35%	$1,000.00	$1,018.25	$6.81
529C	Actual	2.11%	$1,000.00	$1,051.65	$10.82
	Hypothetical (h)	2.11%	$1,000.00	$1,014.45	$10.63

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, Class 529B shares, and Class 529C shares, this rebate reduced the expense ratios above by 0.05%, 0.02%, and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

9/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 93.3%
Issuer	Shares/Par	Value ($)
Aerospace - 1.2%
Cobham PLC	3,915,313	$8,510,495
Meggitt PLC	2,361,020	13,801,664
MTU Aero Engines AG	155,880	15,768,457
Saab AB, “B”	199,440	7,099,941
Singapore Technologies Engineering Ltd.	5,541,300	13,198,233

		$58,378,790
Airlines - 0.7%
Copa Holdings S.A., “A”	174,887	$15,377,814
Stagecoach Group PLC	6,543,354	17,920,708

		$33,298,522
Alcoholic Beverages - 1.3%
Carlsberg Group	147,199	$14,036,085
China Resources Beer Holdings Co. Ltd. (a)	10,544,000	22,494,589
Davide Campari-Milano S.p.A.	1,242,119	13,995,204
Thai Beverage PCL	16,294,700	11,602,383

		$62,128,261
Apparel Manufacturers - 1.5%
Burberry Group PLC	506,753	$9,057,656
Christian Dior S.A.	191,566	34,334,468
Global Brands Group Holding Ltd. (a)	75,173,138	7,706,516
Samsonite International S.A.	2,709,600	8,698,499
Stella International Holdings Ltd.	7,097,591	12,181,843

		$71,978,982
Automotive - 2.5%
ElringKlinger AG (l)	270,538	$4,798,721
Ford Otomotiv Sanayi S.A.	290,456	3,071,465
GKN PLC	2,397,446	9,953,161
Koito Manufacturing Co. Ltd.	715,000	34,808,835
NGK Spark Plug Co. Ltd	837,800	14,760,305
Shimano, Inc.	35,100	5,203,197
Stanley Electric Co. Ltd.	922,131	24,803,336
Tofas Turk Otomobil Fabriikasi A.S.	493,694	3,602,765
USS Co. Ltd.	1,161,900	19,640,791

		$120,642,576

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Biotechnology - 0.3%
Abcam PLC	550,379	$5,992,339
Lonza Group AG	36,366	6,947,534

		$12,939,873
Broadcasting - 0.7%
Havas S.A.	2,199,204	$18,587,860
Nippon Television Holdings, Inc.	610,800	10,337,961
Proto Corp. (l)	568,700	6,583,983

		$35,509,804
Brokerage & Asset Managers - 3.2%
Bolsa Mexicana de Valores S.A. de C.V.	2,654,894	$4,229,538
CETIP S.A. Mercados Organizados	598,400	7,889,978
Computershare Ltd.	2,173,196	17,203,469
Daiwa Securities Group, Inc.	2,388,000	13,447,515
Hargreaves Lansdown PLC	628,406	10,368,692
IG Group Holdings PLC	1,886,974	21,302,929
Japan Exchange Group, Inc.	145,300	2,273,602
Rathbone Brothers PLC	875,165	20,758,515
Schroders PLC	1,156,966	40,429,254
Yuanta Financial Holding Co. Ltd.	38,241,227	13,704,357

		$151,607,849
Business Services - 13.1%
Amadeus Fire AG	183,730	$13,159,624
Amadeus IT Group S.A.	1,729,808	86,413,205
Ashtead Group PLC	521,672	8,594,059
Babcock International Group PLC	1,263,922	16,955,706
Brenntag AG	506,043	27,630,163
Bunzl PLC	5,009,261	148,034,778
Capgemini	64,706	6,336,895
Cerved Information Solutions S.p.A.	3,908,838	33,064,178
Cognizant Technology Solutions Corp., “A” (a)	380,740	18,165,105
Compass Group PLC	2,903,853	56,269,243
CTS Eventim AG	270,894	9,643,545
DKSH Holding Ltd.	50,944	3,744,109
Doshisha Co. Ltd.	141,800	2,972,673
Edenred	202,894	4,744,175
Electrocomponents PLC	1,448,122	6,372,358
Elior Group	1,453,278	33,271,162
Exova Group PLC	3,324,060	8,552,333
Intertek Group PLC	749,438	33,891,589
Meitec Corp.	161,600	5,676,848
Nomura Research Institute Ltd.	815,980	28,157,192

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Sodexo	371,989	$44,294,627
Travis Perkins PLC	386,837	7,741,597
Zoopla Property Group PLC	5,425,303	22,875,116

		$626,560,280
Cable TV - 0.2%
Eutelsat Communications	534,604	$11,068,088

Chemicals - 0.6%
Orica Ltd.	1,781,775	$20,786,929
Victrex PLC	478,278	9,720,346

		$30,507,275
Computer Software - 2.3%
OBIC Business Consultants Co. Ltd.	341,400	$16,506,545
OBIC Co. Ltd.	1,687,700	89,787,978
Totvs S.A.	571,928	5,342,673

		$111,637,196
Computer Software - Systems - 1.6%
Brother Industries Ltd.	757,000	$13,333,636
EPAM Systems, Inc. (a)	348,551	24,158,070
Globant S.A. (a)	245,517	10,341,176
Linx S.A.	1,176,400	7,017,561
Temenos Group AG	115,214	7,257,948
Venture Corp. Ltd.	2,058,100	13,640,454

		$75,748,845
Conglomerates - 1.1%
DCC PLC	450,478	$41,018,064
First Pacific Co. Ltd.	6,129,150	4,388,058
Smiths Group PLC	335,505	6,366,421

		$51,772,543
Construction - 2.2%
Bellway PLC	715,939	$21,983,474
DuluxGroup Ltd.	2,661,647	13,472,231
Elementia S.A. de C.V. (a)	4,694,011	4,957,947
Geberit AG	49,422	21,640,884
Reliance Worldwide Corp. (a)	4,482,430	10,660,545
Semen Indonesia Persero Tbk PT	4,281,720	3,326,759
SIG PLC	1,435,446	2,163,823
Techtronic Industries Co. Ltd.	6,923,500	27,151,608

		$105,357,271

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 3.2%
Beiersdorf AG	244,503	$23,057,912
Dabur India Ltd.	4,788,960	19,537,415
Hengan International Group Co. Ltd.	2,018,000	16,804,774
Kobayashi Pharmaceutical Co. Ltd.	752,800	39,249,435
Milbon Co. Ltd.	241,596	11,847,469
Mitsubishi Pencil Co. Ltd.	52,000	2,579,119
PZ Cussons	404,893	1,908,180
Societe BIC S.A.	49,516	7,322,873
Uni-Charm Corp.	1,169,800	30,301,998

		$152,609,175
Consumer Services - 2.4%
51job, Inc., ADR (a)	567,471	$18,942,182
Asante, Inc.	170,200	2,728,836
Dignity PLC	1,558,827	56,633,873
Estacio Participacoes S.A.	887,674	4,861,238
GAEC Anima Educacao S.A.	1,269,675	4,841,096
Kakaku.com, Inc.	289,200	5,221,898
Kroton Educacional S.A.	1,891,616	8,602,617
Localiza Rent a Car S.A.	513,513	6,262,296
Moneysupermarket.com Group PLC	1,511,186	5,878,130
Rakuten	119,300	1,551,868

		$115,524,034
Containers - 1.4%
Fuji Seal International, Inc.	894,500	$36,796,073
Mayr-Melnhof Karton AG	127,604	14,033,373
Viscofan S.A.	262,132	14,181,482

		$65,010,928
Electrical Equipment - 1.6%
Advantech Co. Ltd.	1,318,893	$11,377,049
IMI PLC	595,477	8,289,427
Legrand S.A.	238,002	14,031,026
OMRON Corp.	103,621	3,723,355
Pfeiffer Vacuum Technology AG	69,906	6,643,545
Spectris PLC	780,044	19,897,543
Voltronic Power Technology Corp.	653,107	10,244,608

		$74,206,553
Electronics - 2.4%
ASM International N.V.	425,984	$17,423,245
ASM Pacific Technology Ltd.	2,465,400	20,372,308
Chroma Ate, Inc.	5,389,000	14,493,076

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - continued
Fujitsu General Ltd.	131,000	$2,845,678
Halma PLC	1,384,817	18,828,821
Hirose Electric Co. Ltd.	83,693	11,000,467
Infineon Technologies AG	1,069,239	19,073,938
Iriso Electronics Co. Ltd.	153,080	8,184,080
JEOL Ltd.	1,008,000	4,073,685

		$116,295,298
Energy - Independent - 0.6%
Gran Tierra Energy, Inc. (a)	4,511,504	$13,514,395
TORC Oil & Gas Ltd. (l)	771,099	4,743,145
Ultrapar Participacoes S.A.	394,000	8,608,963

		$26,866,503
Engineering - Construction - 0.4%
JGC Corp.	430,000	$7,472,933
Promotora y Operadora de Infraestructura S.A.B. de C.V.	502,934	5,396,429
Toshiba Plant Kensetsu Co. Ltd.	291,000	4,695,005

		$17,564,367
Food & Beverages - 3.4%
BRF S.A.	572,300	$9,734,986
Britvic PLC	728,348	5,692,611
Chr. Hansen Holding A.S.	90,563	5,383,579
Coca-Cola East Japan Co. Ltd.	202,800	4,402,706
Coca-Cola HBC AG	320,235	7,438,101
Coca-Cola West Co. Ltd.	330,900	9,255,575
Kerry Group PLC	229,702	19,135,930
Marine Harvest A.S.A.	1,335,910	23,912,231
P/f Bakkafrost	811,217	33,860,745
S Foods, Inc. (l)	205,100	5,358,930
Shenguan Holdings Group Ltd.	13,203,505	1,004,341
Super Group Ltd.	33,717,200	19,722,423
Tate & Lyle PLC	488,682	4,744,205
Tingyi (Cayman Islands) Holdings Corp.	12,026,000	14,022,167
Want Want China Holdings Ltd.	176,146	109,643

		$163,778,173
Food & Drug Stores - 3.8%
Alimentation Couche-Tard, Inc.	428,866	$20,783,795
Booker Group PLC	19,100,335	44,067,279
Clicks Group Ltd.	2,752,562	25,500,689
Cosmos Pharmaceutical Corp. (l)	69,800	14,974,046
Dairy Farm International Holdings Ltd.	3,130,809	22,228,744

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - continued
FamilyMart UNY Holdings Co. Ltd. (l)	75,500	$5,018,194
Lawson, Inc.	303,700	23,929,722
Sundrug Co. Ltd.	280,100	23,419,290

		$179,921,759
Furniture & Appliances - 0.7%
Coway Co. Ltd.	281,962	$24,423,821
SEB S.A.	39,266	5,540,148
Zojirushi Corp. (l)	156,800	2,547,118

		$32,511,087
Gaming & Lodging - 1.6%
City Developments Ltd.	3,038,700	$20,339,810
Paddy Power Betfair PLC	506,720	57,140,304

		$77,480,114
General Merchandise - 2.9%
B&M European Value Retail S.A.	4,295,168	$14,196,314
Dollarama, Inc. (l)	995,776	77,744,835
PriceSmart, Inc.	67,930	5,689,817
Seria Co. Ltd.	366,700	29,713,122
Woolworths Holdings Ltd.	2,146,158	12,087,925

		$139,432,013
Health Maintenance Organizations - 0.4%
Odontoprev S.A.	2,314,155	$9,200,690
Qualicorp S.A.	1,235,165	7,284,555

		$16,485,245
Insurance - 3.2%
Admiral Group PLC	354,924	$9,426,112
AUB Group Ltd. (h)(l)	3,359,189	28,437,408
BR Insurance Corretora de Seguros S.A. (a)	68,050	431,047
Hiscox Ltd.	3,413,346	46,100,250
Jardine Lloyd Thompson Group PLC	1,478,438	19,392,727
Samsung Fire & Marine Insurance Co. Ltd.	87,962	22,349,379
Sony Financial Holdings, Inc.	876,900	12,073,709
Storebrand A.S.A. (a)	1,722,818	8,512,160
XL Group Ltd.	212,422	7,143,752

		$153,866,544
Internet - 0.9%
Rightmove PLC	812,274	$44,450,436

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 1.8%
Aalberts Industries N.V.	242,140	$8,255,442
GEA Group AG	722,418	40,097,611
GLORY Ltd.	50,600	1,675,392
Neopost S.A.	167,887	4,531,958
Nissei ASB Machine Co. Ltd.	102,800	1,769,677
Obara Group, Inc.	61,400	2,410,496
Rotork PLC	1,912,024	5,234,106
Spirax-Sarco Engineering PLC	278,609	16,232,301
T.K. Corp.	828,332	6,317,540

		$86,524,523
Medical & Health Technology & Services - 0.7%
Hogy Medical Co. Ltd.	39,800	$2,786,580
Miraca Holdings, Inc.	596,000	29,717,818

		$32,504,398
Medical Equipment - 3.3%
Ansell Ltd.	1,497,875	$26,436,128
Fisher & Paykel Healthcare Corp. Ltd.	4,837,918	35,343,768
Nakanishi, Inc.	466,000	16,926,895
Nihon Kohden Corp.	521,600	12,689,815
Smith & Nephew PLC	1,427,035	23,009,663
Sonova Holding AG	158,220	22,393,464
Terumo Corp.	366,600	14,053,228
William Demant Holdings A/S (a)	301,880	6,162,489

		$157,015,450
Metals & Mining - 0.7%
Iluka Resources Ltd.	3,585,295	$17,286,189
MOIL Ltd.	3,971,364	14,700,250

		$31,986,439
Natural Gas - Distribution - 0.7%
China Resources Gas Group Ltd.	9,032,000	$31,028,312
Nippon Gas Co. Ltd.	91,900	2,865,311

		$33,893,623
Network & Telecom - 0.4%
VTech Holdings Ltd.	1,671,365	$19,109,743

Oil Services - 0.7%
Aker Solutions ASA (a)	2,934,303	$13,719,792
John Wood Group PLC	779,082	7,669,485

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - continued
Technip	215,970	$13,263,483

		$34,652,760
Other Banks & Diversified Financials - 4.5%
Aeon Financial Service Co. Ltd.	730,200	$12,722,377
AEON Thana Sinsap Public Co. Ltd.	2,759,200	7,943,152
Bancolombia S.A., ADR	147,623	5,763,202
Chiba Bank Ltd.	2,538,451	14,425,637
Credicorp Ltd.	114,120	17,371,346
E.Sun Financial Holding Co. Ltd.	49,414,206	28,139,400
Federal Bank Ltd.	18,342,466	19,940,263
Grupo Financiero Inbursa S.A. de C.V.	3,975,620	6,274,138
Julius Baer Group Ltd.	175,283	7,132,205
Jyske Bank	590,933	27,549,947
Public Bank Berhad	4,513,977	21,633,907
Shizuoka Bank Ltd.	1,025,000	8,207,347
Shriram Transport Finance Co. Ltd.	939,824	16,459,881
Sydbank A/S	741,862	22,542,737

		$216,105,539
Pharmaceuticals - 1.3%
Genomma Lab Internacional S.A., “B” (a)	8,990,134	$9,402,902
Santen Pharmaceutical Co. Ltd.	1,885,700	27,808,787
Taiko Pharmaceutical Co. Ltd. (l)	165,800	2,670,086
Tsumura & Co.	184,000	5,231,103
Virbac SA (a)	97,768	16,336,868

		$61,449,746
Pollution Control - 0.3%
Daiseki Co. Ltd.	792,300	$15,455,458

Precious Metals & Minerals - 0.6%
Agnico-Eagle Mines Ltd. (l)	516,614	$27,938,384

Railroad & Shipping - 0.1%
Pacific Basin Shipping Ltd. (a)	17,685,752	$2,291,081
Precious Shipping Public Co. Ltd. (a)	13,259,027	2,295,935

		$4,587,016
Real Estate - 2.3%
Ascendas India Trust, REIT	31,933,900	$25,290,469
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	8,200,260	5,468,320
Deutsche Wohnen AG	730,026	26,533,517
Fibro Uno Administracion S.A. de C.V.	3,495,088	6,384,611

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
LEG Immobilien AG	300,507	$28,757,975
Midland Holdings Ltd. (a)(h)	43,113,000	15,877,633
TAG Immobilien AG	237,520	3,453,960

		$111,766,485
Restaurants - 2.9%
Ajisen (China) Holdings Ltd.	12,368,037	$5,687,658
Alsea S.A.B. de C.V.	1,699,065	5,764,102
Cafe De Coral Holdings Ltd.	6,194,000	20,621,863
Domino’s Pizza Group PLC	12,465,720	60,348,047
Heian Ceremony Service Co.	171,844	1,187,512
Jollibee Foods Corp.	1,686,170	8,588,184
Whitbread PLC	703,610	35,713,296

		$137,910,662
Specialty Chemicals - 5.4%
Air Water, Inc.	376,000	$7,095,602
Croda International PLC	1,356,509	61,257,049
Elementis PLC	3,641,079	10,283,539
IMCD Group NV	218,300	9,587,161
Japan Pure Chemical Co. Ltd.	41,700	975,326
Kansai Paint Co. Ltd.	1,037,000	22,715,841
PT Astra Agro Lestari Tbk	8,309,000	9,496,012
PTT Global Chemical PLC	13,241,500	22,451,317
Sika AG	7,864	38,239,358
SK KAKEN Co. Ltd.	58,000	6,062,817
Symrise AG	885,210	64,864,754
Tikkurila Oyj	145,978	3,140,301

		$256,169,077
Specialty Stores - 2.6%
ABC-Mart, Inc.	362,200	$24,616,375
Esprit Holdings Ltd. (a)	6,185,199	5,031,284
Just Eat PLC (a)	2,413,483	16,767,344
MonotaRO Co. Ltd. (l)	182,400	4,900,648
NEXT PLC	374,562	23,186,932
Nitori Co. Ltd.	174,900	20,926,183
Shimamura Co. Ltd.	52,800	6,402,307
Super Retail Group Ltd.	1,437,779	11,224,272
XXL ASA	757,085	10,369,600

		$123,424,945

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - 0.5%
Cellnex Telecom S.A.U.	897,040	$16,223,807
Infrastrutture Wireless Italiane S.p.A. (n)	1,387,784	6,825,158

		$23,048,965
Telephone Services - 0.6%
Bezeq - The Israel Telecommunication Corp. Ltd.	6,073,425	$11,459,812
PT XL Axiata Tbk (a)	9,609,807	1,992,929
TDC A.S. (a)	2,666,167	15,680,259

		$29,133,000
Tobacco - 0.5%
Swedish Match AB	581,683	$21,344,921

Trucking - 1.4%
DSV A.S.	574,776	$28,617,825
Kintetsu World Express, Inc.	277,200	3,586,128
Yamato Holdings Co. Ltd.	1,480,100	34,449,236

		$66,653,189
Utilities - Electric Power - 0.6%
CESC Ltd.	2,392,424	$22,012,138
Glow Energy PLC	3,776,000	8,690,794

		$30,702,932
Total Common Stocks (Identified Cost, $3,466,273,666)		$4,456,515,639

Preferred Stocks - 1.4%
Consumer Products - 0.8%
Henkel AG & Co. KGaA	264,562	$35,960,682

Forest & Paper Products - 0.1%
Suzano Papel e Celulose S.A.	1,857,000	$5,978,442

Specialty Chemicals - 0.6%
Fuchs Petrolub SE	604,462	$27,575,099
Total Preferred Stocks (Identified Cost, $36,414,995)		$69,514,223

	Strike Price		First Exercise
Warrants - 0.0%
Railroad & Shipping - 0.0%
Precious Shipping Public Co. Ltd. (1 share for 1 warrant) (Identified Cost, $0) (a)	THB	18	6/30/17	467,490	$23,611

21

Portfolio of Investments – continued

Collateral for Securities Loaned - 1.2%
Issuer	Shares/Par	Value ($)
JP Morgan U.S. Government Money Market Fund, 0.35%, at Cost and Net Asset Value (j)	59,431,168	$59,431,168

Money Market Funds - 4.8%
MFS Institutional Money Market Portfolio, 0.4% (v) (Identified Cost, $229,471,134)	229,470,550	$229,470,550
Total Investments (Identified Cost, $3,791,590,963)		$4,814,955,191

Other Assets, Less Liabilities - (0.7)%		(37,010,092)
Net Assets - 100.0%		$4,777,945,099

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,825,158, representing 0.1% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

THB	Thailand Baht

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,513,624,197)	$4,541,169,600
Underlying affiliated funds, at value (identified cost, $229,471,134)	229,470,550
Other affiliated issuers, at value (identified cost, $48,495,632)	$44,315,041
Total investments, at value, including $55,733,167 of securities on loan (identified cost, $3,791,590,963)	$4,814,955,191
Cash	4,323,332
Foreign currency, at value (identified cost, $230,426)	214,698
Receivables for
Investments sold	5,429,663
Fund shares sold	14,695,900
Interest and dividends	13,830,313
Other assets	2,883
Total assets	$4,853,451,980
Liabilities
Payables for
Investments purchased	$2,689,561
Fund shares reacquired	9,571,152
Collateral for securities loaned, at value	59,431,168
Payable to affiliates
Investment adviser	234,521
Shareholder servicing costs	2,038,550
Distribution and service fees	28,420
Program manager fees	23
Payable for independent Trustees’ compensation	2,761
Deferred country tax expense payable	654,607
Accrued expenses and other liabilities	856,118
Total liabilities	$75,506,881
Net assets	$4,777,945,099
Net assets consist of
Paid-in capital	$3,694,067,004
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $654,607 deferred country tax)	1,022,450,622
Accumulated net realized gain (loss) on investments and foreign currency	9,010,903
Undistributed net investment income	52,416,570
Net assets	$4,777,945,099
Shares of beneficial interest outstanding	160,596,889

23

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,359,995,974	46,352,287	$29.34
Class B	17,468,697	615,068	28.40
Class C	166,305,902	5,955,345	27.93
Class I	1,670,850,001	55,329,861	30.20
Class R1	3,264,977	119,529	27.32
Class R2	54,064,842	1,893,121	28.56
Class R3	157,359,528	5,405,369	29.11
Class R4	312,466,511	10,642,845	29.36
Class R6 (formerly Class R5)	1,027,736,646	33,986,689	30.24
Class 529A	6,192,839	214,282	28.90
Class 529B	330,137	12,002	27.51
Class 529C	1,909,045	70,491	27.08

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $31.13 [100 / 94.25 x $29.34] and $30.66 [100 / 94.25 x $28.90], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$110,335,651
Interest	762,705
Dividends from other affiliated issuers	978,250
Dividends from underlying affiliated funds	331,890
Foreign taxes withheld	(6,588,163)
Total investment income	$105,820,333
Expenses
Management fee	$43,788,435
Distribution and service fees	6,064,606
Shareholder servicing costs	5,158,878
Program manager fees	8,500
Administrative services fee	635,560
Independent Trustees’ compensation	56,038
Custodian fee	1,238,528
Shareholder communications	298,152
Audit and tax fees	91,167
Legal fees	49,665
Miscellaneous	333,753
Total expenses	$57,723,282
Fees paid indirectly	(551)
Reduction of expenses by investment adviser and distributor	(2,143,993)
Net expenses	$55,578,738
Net investment income	$50,241,595
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $1,984,763 country tax)	$92,614,511
Underlying affiliated funds	7
Other affiliated issuers	(232,491)
Foreign currency	(1,079,994)
Net realized gain (loss) on investments and foreign currency	$91,302,033
Change in unrealized appreciation (depreciation)
Investments (net of $2,714,528 decrease in deferred country tax)	$343,472,696
Translation of assets and liabilities in foreign currencies	(73,817)
Net unrealized gain (loss) on investments and foreign currency translation	$343,398,879
Net realized and unrealized gain (loss) on investments and foreign currency	$434,700,912
Change in net assets from operations	$484,942,507

See Notes to Financial Statements

25

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2016	2015
Change in net assets
From operations
Net investment income	$50,241,595	$51,910,272
Net realized gain (loss) on investments and foreign currency	91,302,033	138,033,313
Net unrealized gain (loss) on investments and foreign currency translation	343,398,879	(301,115,954)
Change in net assets from operations	$484,942,507	$(111,172,369)
Distributions declared to shareholders
From net investment income	$(50,927,230)	$(61,557,406)
Change in net assets from fund share transactions	$(454,099,616)	$(85,999,791)
Total change in net assets	$(20,084,339)	$(258,729,566)
Net assets
At beginning of period	4,798,029,438	5,056,759,004
At end of period (including undistributed net investment income of $52,416,570 and $50,555,753, respectively)	$4,777,945,099	$4,798,029,438

See Notes to Financial Statements

26

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.70	$27.64	$27.41	$23.23	$18.94
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.25	$0.27	$0.27	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	2.62	(0.88)	0.26	4.17	4.28
Total from investment operations	$2.88	$(0.63)	$0.53	$4.44	$4.53
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.31)	$(0.30)	$(0.26)	$(0.24)
Net asset value, end of period (x)	$29.34	$26.70	$27.64	$27.41	$23.23
Total return (%) (r)(s)(t)(x)	10.87	(2.30)	1.93	19.29	24.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.37	1.36	1.39	1.41
Expenses after expense reductions (f)	1.33	1.32	1.34	1.39	1.41
Net investment income	0.92	0.88	0.96	1.07	1.19
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$1,359,996	$1,405,724	$1,555,607	$1,581,384	$1,309,494

See Notes to Financial Statements

27

Financial Highlights – continued

Class B	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.83	$26.68	$26.40	$22.34	$18.15
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.03	$0.03	$0.04	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	2.55	(0.85)	0.28	4.06	4.14
Total from investment operations	$2.59	$(0.82)	$0.31	$4.10	$4.21
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.03)	$(0.03)	$(0.04)	$(0.02)
Net asset value, end of period (x)	$28.40	$25.83	$26.68	$26.40	$22.34
Total return (%) (r)(s)(t)(x)	10.04	(3.06)	1.18	18.39	23.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.12	2.11	2.14	2.16
Expenses after expense reductions (f)	2.08	2.07	2.10	2.13	2.16
Net investment income	0.16	0.11	0.12	0.19	0.36
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$17,469	$18,975	$23,690	$33,509	$45,496

Class C	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.42	$26.32	$26.14	$22.17	$18.06
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.03	$0.06	$0.08	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.50	(0.83)	0.25	3.99	4.08
Total from investment operations	$2.55	$(0.80)	$0.31	$4.07	$4.17
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.10)	$(0.13)	$(0.10)	$(0.06)
Net asset value, end of period (x)	$27.93	$25.42	$26.32	$26.14	$22.17
Total return (%) (r)(s)(t)(x)	10.06	(3.04)	1.17	18.41	23.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.12	2.11	2.14	2.16
Expenses after expense reductions (f)	2.08	2.07	2.10	2.14	2.16
Net investment income	0.17	0.12	0.21	0.32	0.45
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$166,306	$166,327	$184,614	$184,560	$152,757

See Notes to Financial Statements

28

Financial Highlights – continued

Class I	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$27.48	$28.45	$28.20	$23.88	$19.48
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.33	$0.36	$0.35	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	2.71	(0.92)	0.26	4.29	4.37
Total from investment operations	$3.04	$(0.59)	$0.62	$4.64	$4.70
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.38)	$(0.37)	$(0.32)	$(0.30)
Net asset value, end of period (x)	$30.20	$27.48	$28.45	$28.20	$23.88
Total return (%) (r)(s)(x)	11.14	(2.07)	2.19	19.63	24.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.12	1.11	1.14	1.16
Expenses after expense reductions (f)	1.08	1.07	1.10	1.14	1.16
Net investment income	1.15	1.13	1.24	1.34	1.52
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$1,670,850	$1,779,171	$1,871,618	$1,530,692	$968,523

Class R1	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.82	$25.61	$25.52	$21.64	$17.65
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.02	$0.04	$0.17	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.45	(0.81)	0.26	3.80	3.99
Total from investment operations	$2.50	$(0.79)	$0.30	$3.97	$4.08
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.21)	$(0.09)	$(0.09)
Net asset value, end of period (x)	$27.32	$24.82	$25.61	$25.52	$21.64
Total return (%) (r)(s)(x)	10.07	(3.08)	1.17	18.43	23.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	2.12	2.11	2.15	2.16
Expenses after expense reductions (f)	2.08	2.07	2.10	2.15	2.16
Net investment income	0.19	0.06	0.17	0.70	0.46
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$3,265	$3,260	$7,403	$8,642	$2,869

See Notes to Financial Statements

29

Financial Highlights – continued

Class R2	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.98	$26.90	$26.72	$22.66	$18.47
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.16	$0.19	$0.22	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	2.57	(0.85)	0.25	4.06	4.17
Total from investment operations	$2.75	$(0.69)	$0.44	$4.28	$4.37
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.23)	$(0.26)	$(0.22)	$(0.18)
Net asset value, end of period (x)	$28.56	$25.98	$26.90	$26.72	$22.66
Total return (%) (r)(s)(x)	10.61	(2.57)	1.65	19.03	23.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.62	1.61	1.64	1.66
Expenses after expense reductions (f)	1.58	1.57	1.60	1.64	1.66
Net investment income	0.66	0.60	0.70	0.89	0.99
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$54,065	$60,527	$75,355	$76,634	$48,637

Class R3	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.50	$27.45	$27.23	$23.09	$18.85
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.24	$0.27	$0.29	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	2.61	(0.88)	0.26	4.12	4.23
Total from investment operations	$2.86	$(0.64)	$0.53	$4.41	$4.50
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.31)	$(0.31)	$(0.27)	$(0.26)
Net asset value, end of period (x)	$29.11	$26.50	$27.45	$27.23	$23.09
Total return (%) (r)(s)(x)	10.85	(2.33)	1.94	19.29	24.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.37	1.36	1.39	1.41
Expenses after expense reductions (f)	1.33	1.32	1.34	1.39	1.41
Net investment income	0.92	0.88	0.96	1.15	1.29
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$157,360	$145,450	$155,509	$144,977	$93,526

See Notes to Financial Statements

30

Financial Highlights – continued

Class R4	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.72	$27.67	$27.43	$23.25	$18.97
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.32	$0.33	$0.34	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	(0.89)	0.27	4.16	4.24
Total from investment operations	$2.96	$(0.57)	$0.60	$4.50	$4.58
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.38)	$(0.36)	$(0.32)	$(0.30)
Net asset value, end of period (x)	$29.36	$26.72	$27.67	$27.43	$23.25
Total return (%) (r)(s)(x)	11.16	(2.07)	2.19	19.56	24.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.12	1.11	1.14	1.16
Expenses after expense reductions (f)	1.08	1.07	1.10	1.14	1.16
Net investment income	1.15	1.15	1.15	1.36	1.60
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$312,467	$337,705	$350,430	$416,387	$282,570

Class R6 (formerly Class R5)	Years ended 9/30
	2016	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$27.51	$28.48	$28.22	$23.88	$21.12
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.37	$0.40	$0.38	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	2.70	(0.93)	0.25	4.28	2.64	(g)
Total from investment operations	$3.08	$(0.56)	$0.65	$4.66	$2.76
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.41)	$(0.39)	$(0.32)	$—
Net asset value, end of period (x)	$30.24	$27.51	$28.48	$28.22	$23.88
Total return (%) (r)(s)(x)	11.30	(1.96)	2.31	19.74	13.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	1.02	1.05	(a)
Expenses after expense reductions (f)	0.95	0.95	0.99	1.02	1.05	(a)
Net investment income	1.32	1.27	1.36	1.48	1.61	(a)
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$1,027,737	$872,671	$823,847	$652,771	$438,906

See Notes to Financial Statements

31

Financial Highlights – continued

Class 529A	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.31	$27.25	$27.03	$22.90	$18.68
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.24	$0.28	$0.26	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	2.59	(0.87)	0.24	4.12	4.20
Total from investment operations	$2.84	$(0.63)	$0.52	$4.38	$4.45
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.31)	$(0.30)	$(0.25)	$(0.23)
Net asset value, end of period (x)	$28.90	$26.31	$27.25	$27.03	$22.90
Total return (%) (r)(s)(t)(x)	10.87	(2.31)	1.92	19.32	24.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.46	1.49	1.51
Expenses after expense reductions (f)	1.33	1.33	1.34	1.40	1.46
Net investment income	0.93	0.88	0.98	1.06	1.18
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$6,193	$5,911	$6,174	$5,740	$4,637

Class 529B	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.85	$25.67	$25.50	$21.62	$17.60
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.01	$0.02	$0.06	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	2.46	(0.80)	0.26	3.90	4.00
Total from investment operations	$2.66	$(0.79)	$0.28	$3.96	$4.07
Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$(0.11)	$(0.08)	$(0.05)
Net asset value, end of period (x)	$27.51	$24.85	$25.67	$25.50	$21.62
Total return (%) (r)(s)(t)(x)	10.70	(3.06)	1.11	18.37	23.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	2.22	2.20	2.24	2.26
Expenses after expense reductions (f)	1.50	2.11	2.13	2.17	2.21
Net investment income	0.76	0.04	0.06	0.27	0.35
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$330	$344	$499	$748	$627
See Notes to Financial Statements

32

Financial Highlights – continued

Class 529C	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.66	$25.56	$25.41	$21.59	$17.63
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.02	$0.04	$0.06	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	2.43	(0.80)	0.24	3.89	3.96
Total from investment operations	$2.47	$(0.78)	$0.28	$3.95	$4.06
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.12)	$(0.13)	$(0.13)	$(0.10)
Net asset value, end of period (x)	$27.08	$24.66	$25.56	$25.41	$21.59
Total return (%) (r)(s)(t)(x)	10.03	(3.08)	1.09	18.38	23.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.22	2.21	2.24	2.26
Expenses after expense reductions (f)	2.12	2.12	2.14	2.19	2.21
Net investment income	0.14	0.09	0.15	0.27	0.51
Portfolio turnover	13	15	14	15	21
Net assets at end of period (000 omitted)	$1,909	$1,965	$2,015	$1,913	$1,494

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

33

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

34

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

35

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$1,115,280,090	$—	$—	$1,115,280,090
Japan	5,018,194	890,574,495	—	895,592,689
Germany	347,019,502	—	—	347,019,502
France	213,663,633	—	—	213,663,633
Hong Kong	30,927,243	134,731,938	—	165,659,181
Australia	—	145,507,171	—	145,507,171
Canada	144,724,554	—	—	144,724,554
Denmark	119,972,922	—	—	119,972,922
Spain	116,818,494	—	—	116,818,494
Other Countries	856,610,031	405,205,206	—	1,261,815,237
Mutual Funds	288,901,718	—	—	288,901,718
Total Investments	$3,238,936,381	$1,576,018,810	$—	$4,814,955,191

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $94,667,865 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $83,392,194 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

36

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $55,733,167. The fair value of the fund’s investment securities on loan and a related liability of $59,431,168 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained

37

Notes to Financial Statements – continued

subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/16	9/30/15
Ordinary income (including any short-term capital gains)	$50,927,230	$61,557,406

38

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/16
Cost of investments	$3,822,909,639
Gross appreciation	1,302,727,177
Gross depreciation	(310,681,625)
Net unrealized appreciation (depreciation)	$992,045,552
Undistributed ordinary income	53,204,091
Undistributed long-term capital gain	40,329,579
Other temporary differences	(1,701,127)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/16	Year ended 9/30/15
Class A	$12,649,875	$16,965,167
Class B	16,424	27,944
Class C	285,680	706,071
Class I	20,669,811	24,422,472
Class R2	378,775	627,682
Class R3	1,396,765	1,804,986
Class R4	3,997,456	4,763,774
Class R6 (formerly Class R5)	11,471,066	12,160,108
Class 529A	57,447	69,455
Class 529B	—	657
Class 529C	3,931	9,090
Total	$50,927,230	$61,557,406

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $4.5 billion of average daily net assets	0.925%
Average daily net assets in excess of $5 billion	0.850%

39

Notes to Financial Statements – continued

The investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets in excess of $1 billion up to $3 billion, 0.85% of average daily net assets in excess of $3 billion up to $5 billion, 0.80% of average daily net assets in excess of $5 billion up to $10 billion, and 0.75% of average daily net assets in excess of $10 billion. This written agreement will terminate on January 26, 2017. For the year ended September 30, 2016, this management fee reduction amounted to $1,778,889, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2016, this management fee reduction amounted to $337,783, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

Effective January 27, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $500 million of average daily net assets	0.925%
Next $2 billion of average daily net assets	0.90%
Next $2 billion of average daily net assets	0.85%
Next $5 billion of average daily net assets	0.80%
Average daily net assets in excess of $10 billion	0.75%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $400,324 and $2,461 for the year ended September 30, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively. The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,485,782
Class B	0.75%	0.25%	1.00%	1.00%	185,158
Class C	0.75%	0.25%	1.00%	1.00%	1,664,449
Class R1	0.75%	0.25%	1.00%	1.00%	31,581
Class R2	0.25%	0.25%	0.50%	0.50%	291,606
Class R3	—	0.25%	0.25%	0.25%	369,640
Class 529A	—	0.25%	0.25%	0.20%	15,531
Class 529B	0.75%	0.25%	1.00%	0.37%	1,264
Class 529C	0.75%	0.25%	1.00%	0.99%	19,595
Total Distribution and Service Fees					$6,064,606

40

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2016, this rebate amounted to $19,509, $54, $420, $2,877, $58, and $152 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period December 1, 2015 through September 30, 2016, the 0.75% distribution fee was not imposed for Class 529B shares. This waiver can be discontinued at any time.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2016, were as follows:

Class A	$5,580
Class B	17,738
Class C	9,209
Class 529B	—
Class 529C	21

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2018, unless MFD elects to extend the waiver. For the year ended September 30, 2016, this waiver amounted to $4,251 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2016, were as follows:

	Fee	Waiver
Class 529A	$6,212	$3,106
Class 529B	329	165
Class 529C	1,959	980
Total Program Manager Fees and Waivers	$8,500	$4,251

41

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2016, the fee was $273,320, which equated to 0.0058% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,885,558.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2016 was equivalent to an annual effective rate of 0.0135% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $147 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $2,120 at September 30, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an

42

Notes to Financial Statements – continued

Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2016, the fee paid by the fund under this agreement was $12,531 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 9,940 shares of Class I for an aggregate amount of $278,912.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) withfunds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended September 30, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $14,370,720 and $8,624,774 respectively. The sales transactions resulted in net realized losses of $(57,248).

(4) Portfolio Securities

For the year ended September 30, 2016, purchases and sales of investments, other than short-term obligations, aggregated $575,364,024 and $1,136,724,815, respectively.

43

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,881,321	$189,470,183	9,526,220	$267,054,485
Class B	55,835	1,492,217	69,896	1,917,751
Class C	446,803	11,808,622	637,354	17,103,232
Class I	20,788,525	600,445,049	16,724,971	481,167,702
Class R1	24,136	619,191	45,198	1,177,494
Class R2	459,668	12,433,386	630,803	17,160,889
Class R3	1,747,783	48,271,134	1,628,728	45,155,247
Class R4	2,891,985	79,564,016	3,593,756	100,674,926
Class R6 (formerly Class R5)	5,391,305	154,278,346	5,228,368	150,199,662
Class 529A	23,248	636,582	26,140	723,568
Class 529B	769	19,942	2,014	53,616
Class 529C	8,100	207,447	8,082	207,683
	38,719,478	$1,099,246,115	38,121,530	$1,082,596,255

Shares issued to shareholders in reinvestment of distributions
Class A	432,759	$11,896,538	591,364	$15,966,827
Class B	600	16,057	1,028	27,022
Class C	9,699	255,383	23,827	616,176
Class I	582,138	16,439,574	688,231	19,084,653
Class R2	13,224	354,527	22,038	580,256
Class R3	51,201	1,396,765	67,350	1,804,986
Class R4	135,818	3,729,566	165,817	4,472,095
Class R6 (formerly Class R5)	378,352	10,688,458	419,437	11,635,178
Class 529A	2,121	57,447	2,610	69,455
Class 529B	—	—	26	657
Class 529C	154	3,931	362	9,090
	1,606,066	$44,838,246	1,982,090	$54,266,395

44

Notes to Financial Statements – continued

	Year ended 9/30/16		Year ended 9/30/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(13,612,270)	$(378,113,518)	(13,740,162)	$(384,267,450)
Class B	(175,927)	(4,732,373)	(224,368)	(6,067,688)
Class C	(1,044,378)	(27,591,944)	(1,131,060)	(30,080,627)
Class I	(30,795,167)	(870,726,340)	(18,452,198)	(525,840,817)
Class R1	(35,938)	(920,819)	(202,930)	(5,097,345)
Class R2	(909,164)	(24,749,990)	(1,124,310)	(30,447,951)
Class R3	(1,882,885)	(51,330,806)	(1,872,868)	(51,716,498)
Class R4	(5,022,588)	(138,120,624)	(3,784,885)	(105,990,473)
Class R6 (formerly Class R5)	(3,500,329)	(100,382,150)	(2,855,745)	(82,116,096)
Class 529A	(35,741)	(994,426)	(30,661)	(841,645)
Class 529B	(2,623)	(68,179)	(7,614)	(201,265)
Class 529C	(17,425)	(452,808)	(7,585)	(194,586)
	(57,034,435)	$(1,598,183,977)	(43,434,386)	$(1,222,862,441)

Net change
Class A	(6,298,190)	$(176,746,797)	(3,622,578)	$(101,246,138)
Class B	(119,492)	(3,224,099)	(153,444)	(4,122,915)
Class C	(587,876)	(15,527,939)	(469,879)	(12,361,219)
Class I	(9,424,504)	(253,841,717)	(1,038,996)	(25,588,462)
Class R1	(11,802)	(301,628)	(157,732)	(3,919,851)
Class R2	(436,272)	(11,962,077)	(471,469)	(12,706,806)
Class R3	(83,901)	(1,662,907)	(176,790)	(4,756,265)
Class R4	(1,994,785)	(54,827,042)	(25,312)	(843,452)
Class R6 (formerly Class R5)	2,269,328	64,584,654	2,792,060	79,718,744
Class 529A	(10,372)	(300,397)	(1,911)	(48,622)
Class 529B	(1,854)	(48,237)	(5,574)	(146,992)
Class 529C	(9,171)	(241,430)	859	22,187
	(16,708,891)	$(454,099,616)	(3,330,766)	$(85,999,791)

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Moderate Allocation Fund were the owners of record of approximately 11%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

45

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2016, the fund’s commitment fee and interest expense were $25,309 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	152,475,413	768,988,526	(691,993,389)	229,470,550

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$331,890	$229,470,550

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
AUB Group Ltd.	3,393,873	159,298	(193,982)	3,359,189
Midland Holdings Ltd.	44,623,000	980,000	(2,490,000)	43,113,000

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
AUB Group Ltd.	$120,982	$—	$978,250	$28,437,408
Midland Holdings Ltd.	(353,473)	—	—	15,877,633
Total	$(232,491)	$—	$978,250	$44,315,041

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International New Discovery Fund (the Fund) (one of the series constituting the MFS Series Trust V) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International New Discovery Fund (one of the series constituting the MFS Series Trust V) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 11, 2016

47

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

51

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of November 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Antonelli Peter Fruzzetti Jose Luis Garcia Robert Lau

52

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

53

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by

54

Board Review of Investment Advisory Agreement – continued

Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $5 billion and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, $3 billion, $5 billion and $10 billion, each of which may not be changed without the Trustees’ approval (the “management fee waiver rates”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rates effective as of January 27, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending,

55

Board Review of Investment Advisory Agreement – continued

and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

56

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

57

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $13,369,997 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $105,070,472. The fund intends to pass through foreign tax credits of $7,017,391 for the fiscal year.

58

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

59

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

60

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2016

MFS® RESEARCH FUND

MFR-ANN

MFS® RESEARCH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient in the wake of the referendum. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment- grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

November 11, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	2.4%
Visa, Inc., “A”	2.4%
Citigroup, Inc.	2.1%
Facebook, Inc., “A”	2.0%
Amazon.com, Inc.	2.0%
Apple, Inc.	1.7%
Procter & Gamble Co.	1.7%
Merck & Co., Inc.	1.6%
Medtronic PLC	1.6%
Honeywell International, Inc.	1.6%

Global equity sectors
Technology	19.3%
Financial Services	16.1%
Health Care	14.4%
Capital Goods	13.6%
Consumer Cyclicals	13.5%
Energy	10.2%
Consumer Staples	8.2%
Telecommunications/Cable Television (s)	4.2%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 9/30/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2016, Class A shares of the MFS Research Fund (“fund”) provided a total return of 14.39%, at net asset value. This compares with a return of 15.43% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Weak stock selection in the health care sector was a primary detractor from the fund’s performance relative to the S&P 500 Index. Within this sector, the fund’s holdings of specialty pharmaceutical company Valeant Pharmaceuticals (b)(h) (Canada) and overweight positions in pharmaceutical companies Alexion Pharmaceuticals and Allergan detracted from relative performance. Shares of Valeant Pharmaceuticals fell as political pressure on the company’s drug price strategy and accusations of financial fraud through the company’s unusual and undisclosed arrangement with online pharmacy Philidor continued to unfold during the period. Not owning shares of diversified medical products maker Johnson & Johnson also held back relative results.

Weak stock selection in the technology sector also weighed on relative performance. An underweight position in shares of software giant Microsoft (h) held back relative

3

Management Review – continued

performance as the stock appreciated after the company posted positive earnings results. A lower-than-expected tax rate helped drive the positive earnings while sales were strong across all major divisions.

Stock selection in the energy sector further detracted from relative performance. The timing of ownership in shares of oil and gas exploration & production company Anadarko Petroleum (h) and not holding integrated energy company Chevron hurt relative results.

Elsewhere, an overweight position in financial services company American Express (h) and not holding telecommunication services provider AT&T hampered relative performance.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the financial services sector was a positive factor for relative performance. The timing of ownership in shares of diversified financial services firm Citigroup and an overweight position in healthcare real estate investment trust (REIT) Ventas (h) contributed to relative performance. Shares of Citigroup traded higher towards the end of the period following stronger-than-expected results driven by its Fixed Income, Currency and Commodities division, debt underwriting and lower credit costs.

Stock selection in the consumer cyclicals sector also contributed positively to relative results. Not owning shares of diversified entertainment firm Walt Disney benefited relative returns.

Elsewhere, the portfolio’s overweight positions in enterprise information technology provider Hewlett Packard Enterprise, specialty chemical company Albemarle Corp (h), broadband provider Charter Communications, energy exploration and production company EOG Resources and medical equipment company Danaher contributed to relative performance. Shares of Hewlett Packard Enterprise rallied following solid earnings results over the reporting period. Additionally, not holding a position in shares of biotech firm Gilead Sciences and the funds position in shares of Chinese online and mobile commerce company Alibaba Group (b) contributed to relative performance.

Respectfully,

Joseph MacDougall
Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/13/71	14.39%	15.56%	7.73%
B	9/07/93	13.54%	14.70%	6.95%
C	1/03/94	13.51%	14.69%	6.95%
I	1/02/97	14.68%	15.85%	8.02%
R1	4/01/05	13.53%	14.70%	6.93%
R2	10/31/03	14.10%	15.27%	7.46%
R3	4/01/05	14.39%	15.55%	7.73%
R4	4/01/05	14.66%	15.84%	8.00%
R6 (formerly Class R5)	5/01/06	14.80%	15.92%	8.00%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		15.43%	16.37%	7.24%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		7.82%	14.20%	7.09%
B With CDSC (Declining over six years from 4% to 0%) (v)		9.54%	14.47%	6.95%
C With CDSC (1% for 12 months) (v)		12.51%	14.69%	6.95%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

7

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2016 through September 30, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2016 through September 30, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/16	Ending Account Value 9/30/16	Expenses Paid During Period (p) 4/01/16-9/30/16
A	Actual	0.83%	$1,000.00	$1,074.92	$4.31
	Hypothetical (h)	0.83%	$1,000.00	$1,020.85	$4.19
B	Actual	1.58%	$1,000.00	$1,071.11	$8.18
	Hypothetical (h)	1.58%	$1,000.00	$1,017.10	$7.97
C	Actual	1.58%	$1,000.00	$1,070.93	$8.18
	Hypothetical (h)	1.58%	$1,000.00	$1,017.10	$7.97
I	Actual	0.58%	$1,000.00	$1,076.24	$3.01
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93
R1	Actual	1.58%	$1,000.00	$1,071.01	$8.18
	Hypothetical (h)	1.58%	$1,000.00	$1,017.10	$7.97
R2	Actual	1.08%	$1,000.00	$1,073.32	$5.60
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
R3	Actual	0.83%	$1,000.00	$1,074.76	$4.31
	Hypothetical (h)	0.83%	$1,000.00	$1,020.85	$4.19
R4	Actual	0.58%	$1,000.00	$1,076.05	$3.01
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93
R6 (formerly Class R5)	Actual	0.48%	$1,000.00	$1,076.88	$2.49
	Hypothetical (h)	0.48%	$1,000.00	$1,022.60	$2.43

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

9/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.4%
Issuer	Shares/Par	Value ($)
Aerospace - 4.4%
Honeywell International, Inc.	659,587	$76,901,248
Leidos Holdings, Inc.	567,340	24,554,475
Northrop Grumman Corp.	189,868	40,622,259
Orbital ATK, Inc.	242,515	18,486,918
Rockwell Collins, Inc.	250,626	21,137,797
United Technologies Corp.	353,921	35,958,374

		$217,661,071
Alcoholic Beverages - 1.1%
Constellation Brands, Inc., “A”	211,485	$35,210,138
Molson Coors Brewing Co.	186,901	20,521,730

		$55,731,868
Apparel Manufacturers - 2.0%
Hanesbrands, Inc.	991,478	$25,034,820
NIKE, Inc., “B”	895,583	47,152,445
PVH Corp.	220,140	24,325,470

		$96,512,735
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (a)	260,284	$31,895,201
Celgene Corp. (a)	504,486	52,733,922

		$84,629,123
Broadcasting - 1.3%
Time Warner, Inc.	487,485	$38,808,681
Twenty-First Century Fox, Inc.	1,044,155	25,289,434

		$64,098,115
Brokerage & Asset Managers - 2.0%
Blackstone Group LP	456,261	$11,648,343
Charles Schwab Corp.	1,252,045	39,527,061
NASDAQ, Inc.	700,455	47,308,731

		$98,484,135
Business Services - 4.3%
Accenture PLC, “A”	322,920	$39,451,136
Cognizant Technology Solutions Corp., “A” (a)	667,668	31,854,440
Equifax, Inc.	208,581	28,070,831
Fidelity National Information Services, Inc.	545,228	41,998,913

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Fiserv, Inc. (a)	246,393	$24,508,712
Gartner, Inc. (a)	206,561	18,270,320
Global Payments, Inc.	384,395	29,506,160

		$213,660,512
Cable TV - 1.8%
Charter Communications, Inc., “A” (a)	246,339	$66,504,140
Comcast Corp., “A”	296,536	19,672,198

		$86,176,338
Chemicals - 2.4%
E.I. du Pont de Nemours & Co.	488,550	$32,718,194
Monsanto Co.	294,923	30,141,131
PPG Industries, Inc.	544,552	56,284,895

		$119,144,220
Computer Software - 2.7%
Adobe Systems, Inc. (a)	391,360	$42,478,214
Akamai Technologies, Inc. (a)	391,938	20,768,795
Sabre Corp.	797,670	22,478,341
Salesforce.com, Inc. (a)	657,548	46,902,899

		$132,628,249
Computer Software - Systems - 3.7%
Apple, Inc. (s)	758,248	$85,719,936
Constellation Software, Inc.	47,604	21,459,627
Hewlett Packard Enterprise	2,213,570	50,358,718
SS&C Technologies Holdings, Inc.	710,437	22,840,550

		$180,378,831
Construction - 1.0%
Sherwin-Williams Co.	102,027	$28,226,790
Toll Brothers, Inc. (a)	738,781	22,060,001

		$50,286,791
Consumer Products - 3.0%
Estee Lauder Cos., Inc., “A”	274,323	$24,294,045
Newell Brands, Inc.	592,873	31,220,692
Procter & Gamble Co.	1,035,323	92,920,239

		$148,434,976
Consumer Services - 0.9%
Priceline Group, Inc. (a)	29,217	$42,992,523

Containers - 0.5%
Berry Plastics Group, Inc. (a)	585,473	$25,672,991

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 2.1%
Fortive Corp.	430,043	$21,889,163
Johnson Controls International PLC	1,086,785	50,568,106
W.W. Grainger, Inc.	129,114	29,029,992

		$101,487,261
Electronics - 1.2%
Broadcom Corp.	338,391	$58,379,215

Energy - Independent - 4.1%
EOG Resources, Inc.	771,371	$74,599,289
EQT Corp.	275,969	20,040,869
Noble Energy, Inc.	574,889	20,546,533
Pioneer Natural Resources Co.	162,729	30,210,639
Range Resources Corp.	733,812	28,435,215
Valero Energy Corp.	580,531	30,768,143

		$204,600,688
Energy - Integrated - 1.2%
Exxon Mobil Corp.	674,652	$58,883,627

Food & Beverages - 2.3%
Archer Daniels Midland Co.	447,627	$18,876,431
J.M. Smucker Co.	237,742	32,223,551
Mead Johnson Nutrition Co., “A”	308,112	24,343,929
Mondelez International, Inc.	880,794	38,666,857

		$114,110,768
Food & Drug Stores - 1.1%
CVS Health Corp.	617,937	$54,990,214

General Merchandise - 2.0%
Costco Wholesale Corp.	323,538	$49,342,780
Dollar Tree, Inc. (a)	376,900	29,748,717
Target Corp.	309,879	21,282,490

		$100,373,987
Health Maintenance Organizations - 1.4%
Cigna Corp.	149,594	$19,495,090
UnitedHealth Group, Inc.	366,040	51,245,600

		$70,740,690
Insurance - 2.9%
American International Group, Inc.	661,986	$39,282,249
Aon PLC	599,841	67,476,114
Chubb Ltd.	287,933	36,178,781

		$142,937,144

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 6.0%
Alibaba Group Holding Ltd., ADR (a)	243,337	$25,742,621
Alphabet, Inc., “A” (a)(s)	147,140	118,309,388
Alphabet, Inc., “C” (a)	62,914	48,902,423
Facebook, Inc., “A” (a)	788,819	101,181,813

		$294,136,245
Machinery & Tools - 1.5%
Roper Technologies, Inc.	298,662	$54,496,855
SPX FLOW, Inc. (a)	688,616	21,292,007

		$75,788,862
Major Banks - 2.0%
Goldman Sachs Group, Inc.	283,820	$45,771,651
PNC Financial Services Group, Inc.	595,871	53,682,018

		$99,453,669
Medical & Health Technology & Services - 1.0%
McKesson Corp.	164,295	$27,396,191
VCA, Inc. (a)	343,239	24,019,865

		$51,416,056
Medical Equipment - 5.4%
Danaher Corp. (s)	582,549	$45,666,016
Medtronic PLC	894,482	77,283,245
PerkinElmer, Inc.	731,248	41,030,325
Steris PLC	232,731	17,012,636
Stryker Corp.	433,226	50,431,839
Zimmer Biomet Holdings, Inc.	272,211	35,392,874

		$266,816,935
Natural Gas - Distribution - 0.7%
Sempra Energy	298,946	$32,044,022

Natural Gas - Pipeline - 0.5%
Enterprise Products Partners LP	887,948	$24,534,003

Network & Telecom - 1.5%
Cisco Systems, Inc.	2,288,724	$72,598,325

Oil Services - 1.2%
Halliburton Co.	841,244	$37,755,031
Schlumberger Ltd.	257,924	20,283,143

		$58,038,174

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 7.1%
Citigroup, Inc.	2,231,220	$105,380,521
Discover Financial Services	526,006	29,745,639
U.S. Bancorp	1,676,344	71,898,394
Visa, Inc., “A”	1,414,189	116,953,430
Wintrust Financial Corp.	484,737	26,936,835

		$350,914,819
Pharmaceuticals - 4.8%
Allergan PLC (a)	248,412	$57,211,768
Eli Lilly & Co.	794,609	63,775,318
Merck & Co., Inc.	1,297,227	80,959,937
Zoetis, Inc.	676,043	35,160,996

		$237,108,019
Railroad & Shipping - 1.6%
Canadian Pacific Railway Ltd.	176,845	$27,004,232
Union Pacific Corp.	547,056	53,354,372

		$80,358,604
Real Estate - 2.1%
Store Capital Corp., REIT	2,341,172	$68,994,339
Tanger Factory Outlet Centers, Inc., REIT	947,819	36,927,028

		$105,921,367
Restaurants - 2.1%
Aramark	905,941	$34,452,936
Starbucks Corp.	766,569	41,502,046
YUM! Brands, Inc.	328,515	29,832,447

		$105,787,429
Specialty Stores - 4.1%
Amazon.com, Inc. (a)	116,541	$97,580,945
AutoZone, Inc. (a)	39,197	30,116,623
Lululemon Athletica, Inc. (a)	227,170	13,852,827
Ross Stores, Inc.	545,343	35,065,555
Urban Outfitters, Inc. (a)	744,400	25,696,688

		$202,312,638
Telecommunications - Wireless - 1.2%
SBA Communications Corp. (a)	514,626	$57,720,452

Telephone Services - 1.2%
Verizon Communications, Inc.	1,096,481	$56,995,082

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 1.7%
Philip Morris International, Inc.	563,698	$54,802,719
Reynolds American, Inc.	656,071	30,933,748

		$85,736,467
Utilities - Electric Power - 2.6%
American Electric Power Co., Inc.	370,150	$23,767,332
CMS Energy Corp.	943,124	39,620,639
NextEra Energy, Inc.	350,553	42,879,643
Xcel Energy, Inc.	537,939	22,130,810

		$128,398,424
Total Common Stocks (Identified Cost, $3,833,789,534)		$4,909,075,664

Convertible Preferred Stocks - 0.3%
Telephone Services - 0.3%
Frontier Communications Corp., 11.125% (Identified Cost, $15,072,356)	158,895	$13,332,879

Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 0.4% (v) (Identified Cost, $12,499,327)	12,499,327	$12,499,327
Total Investments (Identified Cost, $3,861,361,217)		$4,934,907,870

Securities Sold Short - (0.2)%
Telecommunications - Wireless - (0.2)%
Crown Castle International Corp., REIT (Proceeds Received, $7,242,422)	(88,179)	$(8,307,344)

Other Assets, Less Liabilities - 0.3%		12,079,268
Net Assets - 100.0%		$4,938,679,794

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At September 30, 2016, the fund had cash collateral of $24,583 and other liquid securities with an aggregate value of $15,835,868 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,848,861,890)	$4,922,408,543
Underlying affiliated funds, at value (identified cost, $12,499,327)	12,499,327
Total investments, at value (identified cost, $3,861,361,217)	$4,934,907,870
Cash	7,647
Deposits with brokers	24,583
Receivables for
Investments sold	24,020,791
Fund shares sold	7,542,896
Interest and dividends	4,822,386
Other assets	28,258
Total assets	$4,971,354,431
Liabilities
Payables for
Securities sold short, at value (proceeds received, $7,242,422)	$8,307,344
Investments purchased	11,454,710
Fund shares reacquired	10,822,775
Payable to affiliates
Investment adviser	119,177
Shareholder servicing costs	1,604,384
Distribution and service fees	26,289
Payable for independent Trustees’ compensation	113,134
Accrued expenses and other liabilities	226,824
Total liabilities	$32,674,637
Net assets	$4,938,679,794
Net assets consist of
Paid-in capital	$3,631,544,772
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,072,481,970
Accumulated net realized gain (loss) on investments and foreign currency	183,150,595
Undistributed net investment income	51,502,457
Net assets	$4,938,679,794
Shares of beneficial interest outstanding	126,850,433

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,331,408,511	59,968,944	$38.88
Class B	24,103,825	675,252	35.70
Class C	134,405,639	3,788,039	35.48
Class I	927,499,809	23,300,863	39.81
Class R1	4,499,966	128,612	34.99
Class R2	27,545,229	729,234	37.77
Class R3	56,488,169	1,460,849	38.67
Class R4	57,921,914	1,488,451	38.91
Class R6 (formerly Class R5)	1,374,806,732	35,310,189	38.94

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $41.25 [100 / 94.25 x $38.88]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$98,796,661
Interest	462,232
Dividends from underlying affiliated funds	118,919
Foreign taxes withheld	(43,905)
Total investment income	$99,333,907
Expenses
Management fee	$20,661,732
Distribution and service fees	7,526,227
Shareholder servicing costs	3,927,120
Administrative services fee	635,560
Independent Trustees’ compensation	68,566
Custodian fee	176,429
Shareholder communications	128,181
Audit and tax fees	54,773
Legal fees	50,955
Dividend and interest expense on securities sold short	388,140
Miscellaneous	335,290
Total expenses	$33,952,973
Fees paid indirectly	(95)
Reduction of expenses by distributor	(88,753)
Net expenses	$33,864,125
Net investment income	$65,469,782
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$200,541,655
Underlying affiliated funds	161
Foreign currency	953
Net realized gain (loss) on investments and foreign currency	$200,542,769
Change in unrealized appreciation (depreciation)
Investments	$384,556,599
Securities sold short	(1,352,666)
Translation of assets and liabilities in foreign currencies	239
Net unrealized gain (loss) on investments and foreign currency translation	$383,204,172
Net realized and unrealized gain (loss) on investments and foreign currency	$583,746,941
Change in net assets from operations	$649,216,723

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2016	2015
Change in net assets
From operations
Net investment income	$65,469,782	$38,807,497
Net realized gain (loss) on investments and foreign currency	200,542,769	324,146,619
Net unrealized gain (loss) on investments and foreign currency translation	383,204,172	(393,288,159)
Change in net assets from operations	$649,216,723	$(30,334,043)
Distributions declared to shareholders
From net investment income	$(41,097,332)	$(34,715,497)
From net realized gain on investments	(276,133,861)	(219,198,792)
Total distributions declared to shareholders	$(317,231,193)	$(253,914,289)
Change in net assets from fund share transactions	$190,057,098	$195,204,607
Total change in net assets	$522,042,628	$(89,043,725)
Net assets
At beginning of period	4,416,637,166	4,505,680,891
At end of period (including undistributed net investment income of $51,502,457 and $27,399,539, respectively)	$4,938,679,794	$4,416,637,166

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.37	$38.78	$34.33	$28.74	$22.31
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.28	$0.24	$0.30	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	4.56	(0.53)	5.24	5.51	6.38
Total from investment operations	$5.02	$(0.25)	$5.48	$5.81	$6.63
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.26)	$(0.35)	$(0.22)	$(0.20)
From net realized gain on investments	(2.22)	(1.90)	(0.68)	—	—
Total distributions declared to shareholders	$(2.51)	$(2.16)	$(1.03)	$(0.22)	$(0.20)
Net asset value, end of period (x)	$38.88	$36.37	$38.78	$34.33	$28.74
Total return (%) (r)(s)(t)(x)	14.39	(0.93)	16.27	20.36	29.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	0.81	0.88	0.90
Expenses after expense reductions (f)	0.82	0.82	0.80	0.87	0.90
Net investment income	1.25	0.71	0.65	0.95	0.97
Portfolio turnover	47	44	39	46	61
Net assets at end of period (000 omitted)	$2,331,409	$2,061,339	$2,131,106	$1,915,947	$1,541,284
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.82	0.81	0.80	0.87	0.88

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.56	$35.95	$31.89	$26.70	$20.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$(0.01)	$(0.03)	$0.06	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	4.21	(0.48)	4.87	5.13	5.95
Total from investment operations	$4.37	$(0.49)	$4.84	$5.19	$6.00
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.10)	$—	$—
From net realized gain on investments	(2.22)	(1.90)	(0.68)	—	—
Total distributions declared to shareholders	$(2.23)	$(1.90)	$(0.78)	$—	$—
Net asset value, end of period (x)	$35.70	$33.56	$35.95	$31.89	$26.70
Total return (%) (r)(s)(t)(x)	13.54	(1.66)	15.41	19.44	28.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.56	1.62	1.65
Expenses after expense reductions (f)	1.57	1.57	1.55	1.62	1.65
Net investment income (loss)	0.47	(0.04)	(0.09)	0.22	0.22
Portfolio turnover	47	44	39	46	61
Net assets at end of period (000 omitted)	$24,104	$25,338	$29,834	$31,773	$33,019
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.57	1.56	1.55	1.62	1.63

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.39	$35.79	$31.80	$26.64	$20.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$(0.01)	$(0.03)	$0.06	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	4.17	(0.48)	4.85	5.12	5.93
Total from investment operations	$4.33	$(0.49)	$4.82	$5.18	$5.98
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.01)	$(0.15)	$(0.02)	$(0.02)
From net realized gain on investments	(2.22)	(1.90)	(0.68)	—	—
Total distributions declared to shareholders	$(2.24)	$(1.91)	$(0.83)	$(0.02)	$(0.02)
Net asset value, end of period (x)	$35.48	$33.39	$35.79	$31.80	$26.64
Total return (%) (r)(s)(t)(x)	13.51	(1.67)	15.40	19.47	28.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.56	1.63	1.65
Expenses after expense reductions (f)	1.58	1.57	1.55	1.63	1.65
Net investment income (loss)	0.49	(0.04)	(0.10)	0.20	0.22
Portfolio turnover	47	44	39	46	61
Net assets at end of period (000 omitted)	$134,406	$129,249	$129,359	$107,173	$85,428
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.57	1.57	1.55	1.62	1.63

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$37.18	$39.59	$35.03	$29.31	$22.75
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.38	$0.34	$0.37	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	4.66	(0.54)	5.34	5.63	6.50
Total from investment operations	$5.23	$(0.16)	$5.68	$6.00	$6.83
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.35)	$(0.44)	$(0.28)	$(0.27)
From net realized gain on investments	(2.22)	(1.90)	(0.68)	—	—
Total distributions declared to shareholders	$(2.60)	$(2.25)	$(1.12)	$(0.28)	$(0.27)
Net asset value, end of period (x)	$39.81	$37.18	$39.59	$35.03	$29.31
Total return (%) (r)(s)(x)	14.68	(0.68)	16.54	20.67	30.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.57	0.56	0.64	0.65
Expenses after expense reductions (f)	0.58	0.57	0.56	0.64	0.65
Net investment income	1.52	0.96	0.90	1.15	1.26
Portfolio turnover	47	44	39	46	61
Net assets at end of period (000 omitted)	$927,500	$723,107	$705,200	$559,067	$237,389
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.57	0.57	0.56	0.63	0.63

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$32.95	$35.35	$31.42	$26.32	$20.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$(0.01)	$(0.03)	$0.05	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	4.11	(0.47)	4.79	5.06	5.87
Total from investment operations	$4.28	$(0.48)	$4.76	$5.11	$5.92
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.02)	$(0.15)	$(0.01)	$(0.02)
From net realized gain on investments	(2.22)	(1.90)	(0.68)	—	—
Total distributions declared to shareholders	$(2.24)	$(1.92)	$(0.83)	$(0.01)	$(0.02)
Net asset value, end of period (x)	$34.99	$32.95	$35.35	$31.42	$26.32
Total return (%) (r)(s)(x)	13.53	(1.66)	15.41	19.43	28.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.56	1.63	1.65
Expenses after expense reductions (f)	1.58	1.57	1.56	1.63	1.65
Net investment income (loss)	0.50	(0.04)	(0.10)	0.19	0.22
Portfolio turnover	47	44	39	46	61
Net assets at end of period (000 omitted)	$4,500	$3,980	$4,422	$3,671	$2,688
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.57	1.57	1.56	1.62	1.63
See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$35.37	$37.76	$33.48	$28.07	$21.80
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.17	$0.15	$0.21	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	4.44	(0.51)	5.10	5.37	6.25
Total from investment operations	$4.79	$(0.34)	$5.25	$5.58	$6.43
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.15)	$(0.29)	$(0.17)	$(0.16)
From net realized gain on investments	(2.22)	(1.90)	(0.68)	—	—
Total distributions declared to shareholders	$(2.39)	$(2.05)	$(0.97)	$(0.17)	$(0.16)
Net asset value, end of period (x)	$37.77	$35.37	$37.76	$33.48	$28.07
Total return (%) (r)(s)(x)	14.10	(1.19)	15.99	20.01	29.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.07	1.06	1.13	1.15
Expenses after expense reductions (f)	1.08	1.07	1.06	1.13	1.15
Net investment income	0.97	0.46	0.40	0.67	0.71
Portfolio turnover	47	44	39	46	61
Net assets at end of period (000 omitted)	$27,545	$27,224	$37,003	$33,970	$17,583
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.07	1.07	1.06	1.13	1.13

See Notes to Financial Statements

26

Financial Highlights – continued

Class R3	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.17	$38.57	$34.16	$28.64	$22.24
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.27	$0.24	$0.29	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	4.53	(0.52)	5.21	5.49	6.35
Total from investment operations	$4.99	$(0.25)	$5.45	$5.78	$6.61
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.25)	$(0.36)	$(0.26)	$(0.21)
From net realized gain on investments	(2.22)	(1.90)	(0.68)	—	—
Total distributions declared to shareholders	$(2.49)	$(2.15)	$(1.04)	$(0.26)	$(0.21)
Net asset value, end of period (x)	$38.67	$36.17	$38.57	$34.16	$28.64
Total return (%) (r)(s)(x)	14.39	(0.92)	16.26	20.33	29.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	0.81	0.88	0.90
Expenses after expense reductions (f)	0.83	0.82	0.81	0.88	0.90
Net investment income	1.24	0.70	0.65	0.92	0.96
Portfolio turnover	47	44	39	46	61
Net assets at end of period (000 omitted)	$56,488	$51,952	$58,407	$61,690	$35,774
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.82	0.82	0.81	0.88	0.89

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.40	$38.81	$34.35	$28.75	$22.32
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.37	$0.34	$0.37	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	4.55	(0.52)	5.23	5.51	6.38
Total from investment operations	$5.11	$(0.15)	$5.57	$5.88	$6.70
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.36)	$(0.43)	$(0.28)	$(0.27)
From net realized gain on investments	(2.22)	(1.90)	(0.68)	—	—
Total distributions declared to shareholders	$(2.60)	$(2.26)	$(1.11)	$(0.28)	$(0.27)
Net asset value, end of period (x)	$38.91	$36.40	$38.81	$34.35	$28.75
Total return (%) (r)(s)(x)	14.66	(0.68)	16.56	20.65	30.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.57	0.55	0.63	0.65
Expenses after expense reductions (f)	0.58	0.57	0.55	0.63	0.65
Net investment income	1.52	0.96	0.90	1.19	1.21
Portfolio turnover	47	44	39	46	61
Net assets at end of period (000 omitted)	$57,922	$46,669	$46,235	$27,088	$20,829
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.57	0.57	0.55	0.62	0.63

See Notes to Financial Statements

28

Financial Highlights – continued

Class R6 (formerly Class R5) (y)	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.42	$38.82	$34.37	$28.75	$22.30
Income (loss) from investment operations
Net investment income (d)	$0.58	$0.41	$0.36	$0.40	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	4.58	(0.53)	5.23	5.51	6.38
Total from investment operations	$5.16	$(0.12)	$5.59	$5.91	$6.69
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.38)	$(0.46)	$(0.29)	$(0.24)
From net realized gain on investments	(2.22)	(1.90)	(0.68)	—	—
Total distributions declared to shareholders	$(2.64)	$(2.28)	$(1.14)	$(0.29)	$(0.24)
Net asset value, end of period (x)	$38.94	$36.42	$38.82	$34.37	$28.75
Total return (%) (r)(s)(x)	14.80	(0.59)	16.62	20.74	30.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.48	0.49	0.54	0.60
Expenses after expense reductions (f)	0.48	0.48	0.49	0.54	0.60
Net investment income	1.57	1.05	0.97	1.28	1.13
Portfolio turnover	47	44	39	46	61
Net assets at end of period (000 omitted)	$1,374,807	$1,347,779	$1,364,115	$1,120,028	$825,334
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.48	0.48	0.48	0.54	0.58

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. On June 1, 2012, Class R5 shares were offered for sale to the public. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue,

30

Notes to Financial Statements – continued

trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

31

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of September 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,922,408,543	$—	$—	$4,922,408,543
Mutual Funds	12,499,327	—	—	12,499,327
Total Investments	$4,934,907,870	$—	$—	$4,934,907,870
Short Sales	$(8,307,344)	$—	$—	$(8,307,344)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2016, this expense amounted to $388,140. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or,

32

Notes to Financial Statements – continued

when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain

33

Notes to Financial Statements – continued

tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/16	9/30/15
Ordinary income (including any short-term capital gains)	$56,365,011	$65,201,123
Long-term capital gains	260,866,182	188,713,166
Total distributions	$317,231,193	$253,914,289

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/16
Cost of investments	$3,868,425,604
Gross appreciation	1,147,246,330
Gross depreciation	(80,764,064)
Net unrealized appreciation (depreciation)	$1,066,482,266
Undistributed ordinary income	51,589,281
Undistributed long-term capital gain	212,660,277
Post-October capital loss deferral	(22,499,161)
Other temporary differences	(1,097,641)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

34

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/16	Year ended 9/30/15	Year ended 9/30/16	Year ended 9/30/15
Class A	$17,319,821	$14,038,385	$132,940,458	$103,136,672
Class B	4,358	—	1,665,861	1,551,839
Class C	91,405	40,600	8,522,919	6,956,132
Class I	7,476,844	6,426,546	43,745,780	34,500,958
Class R1	2,456	2,624	271,290	241,733
Class R2	128,652	137,750	1,695,624	1,753,197
Class R3	385,508	404,851	3,139,237	3,022,819
Class R4	495,216	454,137	2,903,613	2,416,964
Class R6 (formerly Class R5)	15,193,072	13,210,604	81,249,079	65,618,478
Total	$41,097,332	$34,715,497	$276,133,861	$219,198,792

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.40% of average daily net assets in excess of $5 billion. This written agreement will terminate on January 26, 2017. For the year ended September 30, 2016, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement.

Effective January 27, 2017, the management fee will be computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets up to $5 billion and 0.40% of the fund’s average daily net assets in excess of $5 billion.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $142,742 for the year ended September 30, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

35

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,631,544
Class B	0.75%	0.25%	1.00%	1.00%	250,797
Class C	0.75%	0.25%	1.00%	1.00%	1,326,366
Class R1	0.75%	0.25%	1.00%	1.00%	42,339
Class R2	0.25%	0.25%	0.50%	0.50%	138,173
Class R3	—	0.25%	0.25%	0.25%	137,008
Total Distribution and Service Fees					$7,526,227

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2016, this rebate amounted to $84,991, $961, and $2,801 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2016, were as follows:

Amount
Class A	$2,672
Class B	30,581
Class C	8,265

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2016, the fee was $483,286, which equated to 0.0101% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,443,834.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

36

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2016 was equivalent to an annual effective rate of 0.0132% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,980 and the Retirement Deferral plan resulted in an expense of $7,079. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $86,897 at September 30, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $25,531 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the

37

Notes to Financial Statements – continued

ISO Agreement. For the year ended September 30, 2016, the fee paid by the fund under this agreement was $12,481 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS purchased 1,867 shares of Class I for an aggregate amount of $67,776.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended September 30, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $9,456,165 and $48,070,552, respectively. The sales transactions resulted in net realized gains (losses) of $8,200,720.

(4) Portfolio Securities

For the year ended September 30, 2016, purchases and sales of investments, other than short-term obligations, aggregated $2,239,007,672 and $2,270,926,815, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,037,388	$410,502,850	6,768,405	$262,791,598
Class B	79,269	2,707,814	101,866	3,667,174
Class C	328,612	11,132,609	504,769	18,054,185
Class I	10,490,774	387,444,420	6,188,537	243,733,761
Class R1	14,735	489,754	15,488	543,909
Class R2	110,643	3,966,069	96,370	3,639,994
Class R3	343,031	12,599,498	321,738	12,544,061
Class R4	357,287	13,151,644	392,096	15,252,850
Class R6 (formerly Class R5)	1,361,897	49,599,422	2,046,467	78,021,783
	24,123,636	$891,594,080	16,435,736	$638,249,315

38

Notes to Financial Statements – continued

	Year ended 9/30/16		Year ended 9/30/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,993,026	$143,269,782	2,897,856	$110,871,995
Class B	49,184	1,629,949	42,330	1,503,144
Class C	232,096	7,645,258	172,606	6,098,154
Class I	1,379,460	50,584,795	1,035,069	40,409,106
Class R1	8,426	273,746	7,008	244,357
Class R2	45,909	1,603,594	45,614	1,700,950
Class R3	98,160	3,503,334	89,765	3,416,436
Class R4	94,807	3,398,829	75,120	2,871,101
Class R6 (formerly Class R5)	2,665,317	95,524,969	2,062,508	78,829,082
	8,566,385	$307,434,256	6,427,876	$245,944,325

Shares reacquired
Class A	(11,738,798)	$(428,173,522)	(7,946,899)	$(309,239,112)
Class B	(208,239)	(7,064,092)	(219,002)	(7,878,360)
Class C	(643,936)	(21,746,883)	(420,801)	(15,060,689)
Class I	(8,018,356)	(300,145,130)	(5,586,127)	(220,445,191)
Class R1	(15,335)	(503,568)	(26,804)	(947,784)
Class R2	(196,905)	(7,007,458)	(352,366)	(13,335,026)
Class R3	(416,566)	(15,453,310)	(489,406)	(19,068,710)
Class R4	(245,701)	(9,173,531)	(376,401)	(14,680,693)
Class R6 (formerly Class R5)	(5,720,480)	(219,703,744)	(2,241,323)	(88,333,468)
	(27,204,316)	$(1,008,971,238)	(17,659,129)	$(688,989,033)

Net change
Class A	3,291,616	$125,599,110	1,719,362	$64,424,481
Class B	(79,786)	(2,726,329)	(74,806)	(2,708,042)
Class C	(83,228)	(2,969,016)	256,574	9,091,650
Class I	3,851,878	137,884,085	1,637,479	63,697,676
Class R1	7,826	259,932	(4,308)	(159,518)
Class R2	(40,353)	(1,437,795)	(210,382)	(7,994,082)
Class R3	24,625	649,522	(77,903)	(3,108,213)
Class R4	206,393	7,376,942	90,815	3,443,258
Class R6 (formerly Class R5)	(1,693,266)	(74,579,353)	1,867,652	68,517,397
	5,485,705	$190,057,098	5,204,483	$195,204,607

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 10%, 8%, 4% and 3%, respectively, of the value of outstanding voting shares of the fund.

39

Notes to Financial Statements – continued

In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2016, the fund’s commitment fee and interest expense were $25,873 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	43,464,374	620,499,576	(651,464,623)	12,499,327

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$161	$—	$118,919	$12,499,327

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the series of MFS Series Trust V) (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 11, 2016

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

45

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of November 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Joseph MacDougall

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

47

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

48

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rate effective January 27, 2017. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

49

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

51

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $302,874,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2016

MFS® TOTAL RETURN FUND

MTR-ANN

MFS® TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union, most markets proved resilient in the wake of the referendum. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment- grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks like an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

November 11, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1%, 6/30/2019	3.2%
U.S. Treasury Bonds, 2.875%, 5/15/2043	3.0%
JPMorgan Chase & Co.	2.1%
U.S. Treasury Notes, 0.875%, 12/31/2016	2.0%
Fannie Mae, 4%, 30 Years	1.7%
Philip Morris International, Inc.	1.5%
U.S. Treasury Notes, 3.125%, 5/15/2021	1.5%
Johnson & Johnson	1.2%
Fannie Mae, 3.5%, 30 Years	1.2%
Merck & Co., Inc.	1.2%

Composition including fixed income credit quality (a)(i)
AAA	1.8%
AA	1.1%
A	4.2%
BBB	7.3%
BB	0.2%
B (o)	0.0%
CCC (o)	0.0%
C	0.1%
U.S. Government	13.6%
Federal Agencies	10.9%
Not Rated (o)	0.0%
Non-Fixed Income	59.5%
Cash & Cash Equivalents	1.3%

Equity sectors
Financial Services	13.7%
Health Care	8.6%
Consumer Staples	6.3%
Industrial Goods & Services	5.4%
Technology	4.5%
Energy	3.7%
Utilities & Communications	3.6%
Leisure	3.2%
Retailing	2.9%
Basic Materials	2.9%
Special Products & Services	1.7%
Autos & Housing	1.7%
Transportation	1.3%

Fixed income sectors (i)
U.S. Treasury Securities	13.6%
Investment Grade Corporates	11.5%
Mortgage-Backed Securities	10.8%
Commercial Mortgage-Backed Securities	1.4%
Emerging Markets Bonds	0.6%
Collateralized Debt Obligations	0.4%
Asset-Backed Securities	0.3%
Non-U.S. Government Bonds	0.3%
High Yield Corporates	0.2%
U.S. Government Agencies	0.1%
Residential Mortgage-Backed Securities (o)	0.0%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 9/30/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2016, Class A shares of the MFS Total Return Fund (“fund”) provided a total return of 10.50%, at net asset value. This compares with a return of 15.43% and 5.19% for the fund’s benchmarks, the

Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Bloomberg Barclays U.S. Aggregate Bond Index (“Bloomberg Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 11.43%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Within the equity portion of the fund, an underweight position and, to a lesser extent, security selection in the technology sector detracted from performance relative to the S&P 500 Index. Within this sector, underweight positions in software giant Microsoft, social networking service provider Facebook and internet search giant Alphabet held back relative results. Shares of Microsoft advanced during the period as strong demand for Windows 10, Office software and cloud services helped drive growth.

Management Review – continued

An overweight position in the relatively poor-performing financial services sector also held back relative results. The fund’s overweight positions in insurance company MetLife and diversified financial services firm Wells Fargo hindered relative results. Shares of both firms lagged the benchmark in the face of a difficult operating environment characterized by low global growth, volatile equity markets and low interest rates. Earlier in the year, MetLife halted its share repurchase program as it planned to spin-off its US retail and life insurance unit. Wells Fargo had more recently come under pressure in light of the discovery of unethical sales tactics in which employees were opening new accounts on behalf of clients without their consent, in an effort to meet aggressive sales targets and earn additional fees. In response, the United States Consumer Fraud Protection Bureau levied its largest fine to date of $100 million against Wells Fargo.

Weak stock selection in the retailing sector further weighed on relative performance. Overweight positions in retail giant Target and drugstore retailer CVS Health weakened relative returns. An underweight position in internet retailer Amazon.com also hurt relative performance. Shares of Amazon.com advanced as strong retail sales and demand for Amazon web services appeared to have buoyed investor sentiment.

Elsewhere, owning shares of non-urban hospital operator Community Health Systems (b)(h) and an underweight position in telecommunications company AT&T dampened relative results.

Within the fixed income portion of the fund, the portion of the fund’s return derived from yield, which was less than that of the Bloomberg Index, weighed on relative results. The fund’s lesser exposure to “A” and above rated (r) bonds further dampened relative performance.

Contributors to Performance

Within the equity portion of the fund, strong stock selection in the leisure, industrial goods & services, and consumer staples sectors contributed to performance relative to the S&P 500 Index. Within the leisure sector, an underweight position in media conglomerate Walt Disney benefited relative returns. Shares of Walt Disney declined over the period as concerns over the increasing popularity of cord cutting appeared to have weighed on investor sentiment. Within the same sector, the fund’s overweight position in cable services provider Charter Communications benefited relative performance. The previously announced merger of Time Warner Cable and Bright House Networks into Charter Communications received regulatory approval and investors appeared optimistic on the potential synergies of the deal. Within the industrial goods & services sector, an overweight position in industrial products and equipment manufacturer Illinois Tool Works aided relative returns as strong earnings results benefited from robust organic growth and expanding margins. Within the consumer staples sector, the fund’s overweight position in tobacco company Philip Morris International also supported relative results as shares rose early in the period on the back of strong pricing and volume trends.

Securities in other sectors that also contributed positively to relative performance included underweight positions in computer and personal electronics maker Apple and biotech firm Gilead Sciences, holding semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), an overweight position in global

Management Review – continued

pharmaceutical company Merck and avoiding shares of athletic shoes and apparel manufacturer Nike. Additionally, the fund’s overweight position early in the period and underweight position later in the period in shares of pharmaceutical company Bristol-Myers Squibb benefited results. Shares appreciated early in the period but later declined following an announcement in August that a clinical trial for lung cancer drug Opdivo failed to meet its goal of progression-free survival in patients.

Within the fixed income portion of the fund, strong security selection was the largest contributor to performance relative to the Bloomberg Index, particularly in the industrial sector. An underweight position in mortgage-backed securities was another meaningful contributor to relative returns. Additionally, country selection in emerging markets debt, predominantly an overweight position in China, supported relative results as did overweight positions in lower-rated (r) corporate bonds.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Jonathan Sage	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	10.50%	10.48%	5.67%	N/A
B	8/23/93	9.66%	9.64%	4.92%	N/A
C	8/01/94	9.62%	9.63%	4.92%	N/A
I	1/02/97	10.71%	10.74%	5.97%	N/A
R1	4/01/05	9.68%	9.64%	4.90%	N/A
R2	10/31/03	10.19%	10.18%	5.42%	N/A
R3	4/01/05	10.48%	10.47%	5.69%	N/A
R4	4/01/05	10.69%	10.74%	5.96%	N/A
R6 (formerly Class R5)	6/01/12	10.86%	N/A	N/A	10.00%
529A	7/31/02	10.42%	10.41%	5.56%	N/A
529B	7/31/02	9.60%	9.58%	4.82%	N/A
529C	7/31/02	9.57%	9.57%	4.82%	N/A
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		15.43%	16.37%	7.24%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (f)		5.19%	3.08%	4.79%	N/A
MFS Total Return Blended Index (f)(w)		11.43%	11.05%	6.56%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		4.14%	9.18%	5.04%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		5.66%	9.36%	4.92%	N/A
C With CDSC (1% for 12 months) (v)		8.62%	9.63%	4.92%	N/A
529A With Initial Sales Charge (5.75%)		4.07%	9.11%	4.94%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		5.60%	9.30%	4.82%	N/A
529C With CDSC (1% for 12 months) (v)		8.57%	9.57%	4.82%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Performance Summary – continued

(v)	Assuming redemption at the end of the applicable period.
(w)	As of September 30, 2016, the MFS Total Return Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2016 through September 30, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2016 through September 30, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/16	Ending Account Value 9/30/16	Expenses Paid During Period (p) 4/01/16-9/30/16
A	Actual	0.73%	$1,000.00	$1,049.25	$3.74
	Hypothetical (h)	0.73%	$1,000.00	$1,021.35	$3.69
B	Actual	1.48%	$1,000.00	$1,045.28	$7.57
	Hypothetical (h)	1.48%	$1,000.00	$1,017.60	$7.47
C	Actual	1.48%	$1,000.00	$1,045.10	$7.57
	Hypothetical (h)	1.48%	$1,000.00	$1,017.60	$7.47
I	Actual	0.48%	$1,000.00	$1,050.56	$2.46
	Hypothetical (h)	0.48%	$1,000.00	$1,022.60	$2.43
R1	Actual	1.48%	$1,000.00	$1,045.38	$7.57
	Hypothetical (h)	1.48%	$1,000.00	$1,017.60	$7.47
R2	Actual	0.98%	$1,000.00	$1,047.82	$5.02
	Hypothetical (h)	0.98%	$1,000.00	$1,020.10	$4.95
R3	Actual	0.73%	$1,000.00	$1,049.18	$3.74
	Hypothetical (h)	0.73%	$1,000.00	$1,021.35	$3.69
R4	Actual	0.48%	$1,000.00	$1,050.49	$2.46
	Hypothetical (h)	0.48%	$1,000.00	$1,022.60	$2.43
R6 (formerly Class R5)	Actual	0.40%	$1,000.00	$1,050.92	$2.05
	Hypothetical (h)	0.40%	$1,000.00	$1,023.00	$2.02
529A	Actual	0.77%	$1,000.00	$1,049.20	$3.94
	Hypothetical (h)	0.77%	$1,000.00	$1,021.15	$3.89
529B	Actual	1.53%	$1,000.00	$1,045.01	$7.82
	Hypothetical (h)	1.53%	$1,000.00	$1,017.35	$7.72
529C	Actual	1.53%	$1,000.00	$1,044.94	$7.82
	Hypothetical (h)	1.53%	$1,000.00	$1,017.35	$7.72

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 59.0%
Issuer	Shares/Par	Value ($)
Aerospace - 2.9%
Boeing Co.	91,150	$12,008,101
Honeywell International, Inc.	502,187	58,549,982
Lockheed Martin Corp.	154,701	37,084,924
Northrop Grumman Corp.	226,907	48,546,753
Orbital ATK, Inc.	53,943	4,112,075
Rockwell Collins, Inc.	53,595	4,520,202
United Technologies Corp.	448,970	45,615,352

		$210,437,389
Airlines - 0.4%
Copa Holdings S.A., “A”	137,090	$12,054,324
Delta Air Lines, Inc.	530,253	20,870,758

		$32,925,082
Alcoholic Beverages - 0.4%
Diageo PLC	925,122	$26,506,036

Apparel Manufacturers - 0.1%
Hanesbrands, Inc.	141,261	$3,566,840

Automotive - 1.1%
Delphi Automotive PLC	307,501	$21,930,971
General Motors Co.	349,344	11,098,659
Harley-Davidson, Inc.	132,288	6,957,026
Hyundai Motor Co.	74,926	9,251,633
Kia Motors Corp.	370,302	14,234,008
LKQ Corp. (a)	293,497	10,407,404
Magna International, Inc.	163,338	7,011,850

		$80,891,551
Biotechnology - 0.2%
Celgene Corp. (a)	57,246	$5,983,924
Gilead Sciences, Inc.	98,865	7,822,199

		$13,806,123
Broadcasting - 1.2%
Interpublic Group of Companies, Inc.	130,078	$2,907,243
Omnicom Group, Inc.	369,976	31,447,960
Time Warner, Inc.	420,726	33,493,997

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Broadcasting - continued
Twenty-First Century Fox, Inc.	311,468	$7,543,755
Walt Disney Co.	99,728	9,260,742

		$84,653,697
Brokerage & Asset Managers - 1.0%
BlackRock, Inc.	69,930	$25,346,828
Blackstone Group LP	307,151	7,841,565
Charles Schwab Corp.	286,595	9,047,804
Franklin Resources, Inc.	541,461	19,259,768
NASDAQ, Inc.	215,476	14,553,249

		$76,049,214
Business Services - 1.7%
Accenture PLC, “A”	547,023	$66,829,800
Amdocs Ltd.	52,154	3,017,109
Cognizant Technology Solutions Corp., “A” (a)	102,376	4,884,359
Equifax, Inc.	26,633	3,584,269
Fidelity National Information Services, Inc.	180,675	13,917,395
Fiserv, Inc. (a)	64,747	6,440,384
Global Payments, Inc.	387,866	29,772,594

		$128,445,910
Cable TV - 1.5%
Charter Communications, Inc., “A” (a)	130,514	$35,234,865
Comcast Corp., “A”	1,171,284	77,702,981

		$112,937,846
Chemicals - 2.3%
3M Co.	306,718	$54,052,913
Celanese Corp.	141,144	9,394,545
E.I. du Pont de Nemours & Co.	270,253	18,098,843
LyondellBasell Industries N.V., “A”	184,826	14,908,065
Monsanto Co.	152,171	15,551,876
PPG Industries, Inc.	522,295	53,984,411

		$165,990,653
Computer Software - 1.0%
CA, Inc.	124,130	$4,106,220
Intuit, Inc.	47,080	5,179,271
Microsoft Corp.	488,742	28,151,539
Oracle Corp.	555,615	21,824,557
Sabre Corp.	415,732	11,715,328

		$70,976,915

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - 0.8%
Apple, Inc.	99,578	$11,257,293
Hewlett Packard Enterprise	366,055	8,327,751
International Business Machines Corp.	254,372	40,406,992

		$59,992,036
Construction - 0.6%
Owens Corning	586,940	$31,336,727
Stanley Black & Decker, Inc.	127,868	15,725,207

		$47,061,934
Consumer Products - 0.7%
Coty, Inc.	260,253	$6,037,870
Coty, Inc., “A”	292,912	6,883,432
Kimberly-Clark Corp.	86,695	10,935,707
Newell Brands, Inc.	56,724	2,987,086
Procter & Gamble Co.	202,442	18,169,170
Reckitt Benckiser Group PLC	90,246	8,498,041

		$53,511,306
Containers - 0.1%
Crown Holdings, Inc. (a)	138,818	$7,925,120

Electrical Equipment - 1.1%
Fortive Corp.	152,274	$7,750,747
Johnson Controls International PLC	1,219,711	56,753,153
MSC Industrial Direct Co., Inc., “A”	49,950	3,666,830
Pentair PLC	215,369	13,835,305

		$82,006,035
Electronics - 1.3%
Analog Devices, Inc.	52,493	$3,383,174
Broadcom Corp.	47,516	8,197,460
Intel Corp.	352,130	13,292,908
Maxim Integrated Products, Inc.	241,201	9,631,156
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	836,003	25,573,332
Texas Instruments, Inc.	501,582	35,201,025

		$95,279,055
Energy - Independent - 2.1%
Anadarko Petroleum Corp.	227,685	$14,426,122
Canadian Natural Resources Ltd.	172,973	5,542,055
EOG Resources, Inc.	295,002	28,529,643
EQT Corp.	158,417	11,504,243
Hess Corp.	197,626	10,596,706

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - continued
Noble Energy, Inc.	294,856	$10,538,153
Occidental Petroleum Corp.	376,295	27,439,431
Rice Energy, Inc. (a)	353,670	9,234,324
Targa Resources Corp.	150,419	7,387,077
Valero Energy Corp.	554,584	29,392,952

		$154,590,706
Energy - Integrated - 1.2%
BP PLC	3,975,452	$23,187,519
Chevron Corp.	290,180	29,865,326
Exxon Mobil Corp.	442,824	38,649,679

		$91,702,524
Food & Beverages - 2.7%
Archer Daniels Midland Co.	1,069,100	$45,083,947
Coca-Cola Co.	199,406	8,438,862
Coca-Cola European Partners PLC	392,632	15,666,017
Danone S.A.	223,708	16,598,522
Dean Foods Co.	141,282	2,317,025
Flowers Foods, Inc.	295,770	4,472,042
General Mills, Inc.	470,402	30,049,280
J.M. Smucker Co.	63,091	8,551,354
Kellogg Co.	132,299	10,249,204
Marine Harvest A.S.A.	633,473	11,338,902
Mead Johnson Nutrition Co., “A”	4,227	333,975
Mondelez International, Inc.	216,873	9,520,725
Nestle S.A.	457,638	36,059,896

		$198,679,751
Food & Drug Stores - 1.1%
CVS Health Corp.	724,764	$64,496,748
Kroger Co.	304,902	9,049,491
Lawson, Inc.	65,000	5,121,607

		$78,667,846
Gaming & Lodging - 0.1%
Hilton Worldwide Holdings, Inc.	215,376	$4,938,572

General Merchandise - 0.8%
Kohl’s Corp.	184,554	$8,074,238
Target Corp.	769,871	52,874,740

		$60,948,978

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Health Maintenance Organizations - 0.2%
Cigna Corp.	120,056	$15,645,698

Insurance - 3.8%
Aon PLC	347,105	$39,045,841
Chubb Ltd.	443,138	55,680,290
MetLife, Inc.	1,397,289	62,081,550
Prudential Financial, Inc.	477,498	38,987,712
Sony Financial Holdings, Inc.	360,400	4,962,213
Travelers Cos., Inc.	368,907	42,258,297
Validus Holdings Ltd.	434,556	21,649,580
Zurich Insurance Group AG	73,529	18,921,513

		$283,586,996
Internet - 0.7%
Alphabet, Inc., “A” (a)	12,385	$9,958,283
Facebook, Inc., “A” (a)	320,524	41,113,613

		$51,071,896
Machinery & Tools - 1.5%
Allison Transmission Holdings, Inc.	617,548	$17,711,277
Caterpillar, Inc.	41,251	3,661,851
Cummins, Inc.	60,928	7,807,923
Deere & Co.	195,895	16,719,638
Eaton Corp. PLC	364,982	23,982,967
Illinois Tool Works, Inc.	266,209	31,902,487
Ingersoll-Rand Co. Ltd., “A”	110,712	7,521,773

		$109,307,916
Major Banks - 5.9%
Bank of America Corp.	2,858,252	$44,731,644
Bank of New York Mellon Corp.	931,288	37,139,765
BNP Paribas	100,644	5,174,685
BOC Hong Kong Holdings Ltd.	1,377,000	4,675,820
Goldman Sachs Group, Inc.	272,101	43,881,728
JPMorgan Chase & Co.	2,339,482	155,786,106
Morgan Stanley	401,970	12,887,158
PNC Financial Services Group, Inc.	319,822	28,812,764
Royal Bank of Canada	325,430	20,156,593
State Street Corp.	379,058	26,393,809
Sumitomo Mitsui Financial Group, Inc.	370,500	12,486,939
Wells Fargo & Co.	950,546	42,090,177

		$434,217,188

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 0.4%
Express Scripts Holding Co. (a)	129,279	$9,118,048
HCA Holdings, Inc. (a)	49,250	3,724,778
McKesson Corp.	110,207	18,377,017

		$31,219,843
Medical Equipment - 3.3%
Abbott Laboratories	1,094,012	$46,265,767
Cooper Cos., Inc.	59,085	10,591,577
Danaher Corp.	593,259	46,505,573
Medtronic PLC	630,316	54,459,302
St. Jude Medical, Inc.	257,665	20,551,360
Thermo Fisher Scientific, Inc.	310,252	49,348,683
Zimmer Biomet Holdings, Inc.	121,195	15,757,774

		$243,480,036
Metals & Mining - 0.3%
Rio Tinto PLC	565,532	$18,871,453

Natural Gas - Distribution - 0.1%
Engie	594,963	$9,216,570

Natural Gas - Pipeline - 0.2%
Enterprise Products Partners LP	178,291	$4,926,180
Plains All American Pipeline LP	170,530	5,356,347
Western Gas Equity Partners LP	4,624	254,551
Williams Partners LP	201,491	7,493,450

		$18,030,528
Network & Telecom - 0.8%
Cisco Systems, Inc.	1,432,246	$45,430,843
Motorola Solutions, Inc.	161,892	12,349,122

		$57,779,965
Oil Services - 0.3%
National Oilwell Varco, Inc.	100,663	$3,698,359
Schlumberger Ltd.	274,563	21,591,634

		$25,289,993
Other Banks & Diversified Financials - 2.2%
American Express Co.	371,317	$23,779,141
BB&T Corp.	379,932	14,331,035
Citigroup, Inc.	571,624	26,997,802
Discover Financial Services	290,455	16,425,230
SunTrust Banks, Inc.	152,762	6,690,976

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
U.S. Bancorp	1,059,238	$45,430,718
UBS Group AG	815,041	11,099,323
Visa, Inc., “A”	193,398	15,994,015

		$160,748,240
Pharmaceuticals - 4.3%
Allergan PLC (a)	41,696	$9,603,006
Bayer AG	240,463	24,157,199
Bristol-Myers Squibb Co.	160,047	8,629,734
Eli Lilly & Co.	599,981	48,154,475
Johnson & Johnson	754,488	89,127,667
Merck & Co., Inc.	1,381,460	86,216,919
Novartis AG	46,883	3,686,939
Pfizer, Inc.	1,387,750	47,003,093
Roche Holding AG	13,450	3,336,541

		$319,915,573
Printing & Publishing - 0.2%
Moody’s Corp.	68,269	$7,392,167
S&P Global, Inc.	27,002	3,417,373
Time, Inc.	14,390	208,367
Transcontinental, Inc.	452,590	6,078,460

		$17,096,367
Railroad & Shipping - 0.4%
Canadian National Railway Co. (l)	121,583	$7,951,528
Union Pacific Corp.	239,880	23,395,496

		$31,347,024
Real Estate - 0.7%
Annaly Mortgage Management, Inc., REIT	808,764	$8,492,022
Medical Properties Trust, Inc., REIT	966,748	14,278,868
Mid-America Apartment Communities, Inc., REIT	152,383	14,322,478
Starwood Property Trust, Inc., REIT	304,196	6,850,494
Store Capital Corp., REIT	332,598	9,801,663
Washington Prime Group, Inc., REIT	20,723	256,551

		$54,002,076
Restaurants - 0.2%
Aramark	299,152	$11,376,751
Brinker International, Inc.	11,533	581,609
YUM! Brands, Inc.	67,829	6,159,551

		$18,117,911

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 0.3%
Axalta Coating Systems Ltd. (a)	438,717	$12,402,530
Praxair, Inc.	50,479	6,099,378

		$18,501,908
Specialty Stores - 1.0%
Abercrombie & Fitch Co., “A”	124,709	$1,981,626
Advance Auto Parts, Inc.	28,226	4,209,061
Amazon.com, Inc. (a)	46,813	39,196,993
American Eagle Outfitters, Inc.	308,742	5,514,132
Gap, Inc.	1,025,934	22,816,772

		$73,718,584
Telecommunications - Wireless - 0.0%
Vodafone Group PLC	1,023,046	$2,940,452

Telephone Services - 1.5%
AT&T, Inc.	199,398	$8,097,553
Frontier Communications Corp. (l)	1,329,732	5,531,685
TDC A.S. (a)	1,120,314	6,588,790
Telefonica Brasil S.A., ADR	433,840	6,277,665
Verizon Communications, Inc.	1,556,867	80,925,947

		$107,421,640
Tobacco - 2.4%
Altria Group, Inc.	744,774	$47,092,060
Japan Tobacco, Inc.	136,000	5,556,287
Philip Morris International, Inc.	1,175,974	114,328,192
Reynolds American, Inc.	213,903	10,085,526

		$177,062,065
Trucking - 0.4%
United Parcel Service, Inc., “B”	288,930	$31,597,385

Utilities - Electric Power - 1.5%
American Electric Power Co., Inc.	291,750	$18,733,268
Duke Energy Corp.	231,150	18,501,246
Exelon Corp.	837,375	27,876,214
PPL Corp.	744,226	25,727,893
Public Service Enterprise Group, Inc.	194,297	8,135,215
SSE PLC	337,900	6,867,355
Xcel Energy, Inc.	77,795	3,200,486

		$109,041,677
Total Common Stocks (Identified Cost, $3,144,765,695)		$4,361,720,103

Portfolio of Investments – continued

Bonds - 38.9%
Issuer	Shares/Par	Value ($)
Agency - Other - 0.0%
Financing Corp., 9.65%, 11/02/2018	$2,850,000	$3,366,513

Asset-Backed & Securitized - 2.0%
Atrium CDO Corp., FRN, 1.918%, 11/16/2022 (z)	$2,219,208	$2,217,295
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.124%, 12/28/2040 (z)	4,916,615	3,572,248
BlackRock Capital Finance LP, 7.75%, 9/25/2026 (z)	241,331	47,882
Cent LP, 2013-17A, “A1”, CLO, FRN, 2.056%, 1/30/2025 (n)	5,792,000	5,779,373
Chesapeake Funding II LLC, 2016-2A, “A2”, FRN, 1.524%, 6/15/2028 (z)	8,086,000	8,129,659
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/2049	3,064,041	3,077,122
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	7,000,000	7,407,616
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,641,397	10,506,891
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	11,000,000	12,095,239
Credit Suisse Mortgage Capital Certificate, 5.695%, 9/15/2040	8,065,439	8,250,458
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,534,308	5,952,039
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.78%, 7/15/2025 (n)	7,443,000	7,384,773
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/2025 (n)	3,369,000	3,434,495
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/2026 (n)	3,092,000	3,161,200
Fortress Credit BSL Ltd., 2013-1A, “A”, FRN, 1.868%, 1/19/2025 (n)	5,676,137	5,663,524
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	1,626,812	1,568,236
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	10,734,280	11,451,896
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.865%, 4/25/2025 (n)	6,757,000	6,724,403
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.94%, 6/15/2049	12,466,901	12,638,459
Morgan Stanley Capital I, Inc., FRN, 1.242%, 11/15/2030 (i)(n)	8,761,828	102,671
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	3,503,732	2,990,063
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.158%, 2/15/2051	8,009,919	8,109,336
Wachovia Bank Commercial Mortgage Trust, FRN, 5.888%, 6/15/2049	13,568,423	13,791,740
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	6,507,931	6,817,101

		$150,873,719

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - 0.3%
General Motors Financial Co., Inc., 3.2%, 7/06/2021	$6,388,000	$6,466,451
General Motors Financial Co., Inc., 5.25%, 3/01/2026	3,195,000	3,509,017
Nissan Motor Acceptance Corp., 2.35%, 3/04/2019 (n)	2,097,000	2,132,305
Toyota Motor Credit Corp., 3.4%, 9/15/2021	4,890,000	5,271,836
Volkswagen International Finance N.V., 2.375%, 3/22/2017 (n)	4,856,000	4,875,366

		$22,254,975
Biotechnology - 0.1%
Life Technologies Corp., 6%, 3/01/2020	$3,000,000	$3,354,657
Life Technologies Corp., 5%, 1/15/2021	3,000,000	3,306,417

		$6,661,074
Broadcasting - 0.3%
21st Century Fox America, Inc., 8.5%, 2/23/2025	$5,903,000	$7,971,506
Grupo Televisa S.A.B., 5%, 5/13/2045	1,839,000	1,753,965
Walt Disney Co., 3%, 2/13/2026	9,850,000	10,434,401

		$20,159,872
Brokerage & Asset Managers - 0.1%
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	$2,359,000	$2,450,751
Intercontinental Exchange, Inc., 4%, 10/15/2023	7,055,000	7,753,897

		$10,204,648
Cable TV - 0.2%
Charter Operating/CCO Capital Corp., 4.908%, 7/23/2025 (n)	$5,325,000	$5,873,768
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	7,170,000	9,763,611

		$15,637,379
Computer Software - Systems - 0.2%
Apple, Inc., 2.85%, 2/23/2023	$9,582,000	$10,087,077
Apple, Inc., 3.85%, 5/04/2043	2,060,000	2,105,299

		$12,192,376
Conglomerates - 0.1%
General Electric Capital Corp., 3.1%, 1/09/2023	$956,000	$1,015,625
General Electric Capital Corp., FRN, 1.285%, 1/09/2020	4,530,000	4,561,003

		$5,576,628
Consumer Products - 0.2%
Newell Rubbermaid, Inc., 3.85%, 4/01/2023	$7,747,000	$8,246,418
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	6,003,000	6,453,735

		$14,700,153
Consumer Services - 0.1%
Visa, Inc., 3.15%, 12/14/2025	$9,366,000	$9,893,596

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - 0.3%
CNOOC Finance (2012) Ltd., 3.875%, 5/02/2022 (n)	$5,880,000	$6,320,753
Petroleos Mexicanos, 3.125%, 1/23/2019	2,358,000	2,379,222
Petroleos Mexicanos, 8%, 5/03/2019	4,145,000	4,669,343
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/2019 (z)	5,329,000	5,480,205

		$18,849,523
Emerging Market Sovereign - 0.1%
United Mexican States, 4.75%, 3/08/2044	$7,817,000	$8,100,366

Energy - Independent - 0.0%
Anadarko Petroleum Corp., 6.375%, 9/15/2017	$485,000	$505,633

Energy - Integrated - 0.7%
BP Capital Markets PLC, 4.5%, 10/01/2020	$1,661,000	$1,826,103
BP Capital Markets PLC, 4.742%, 3/11/2021	4,892,000	5,505,785
Chevron Corp., 0.987%, 11/15/2017	11,906,000	11,918,680
Husky Energy, Inc., 7.25%, 12/15/2019	4,453,000	5,147,089
Petro-Canada, 6.05%, 5/15/2018	9,475,000	10,124,236
Shell International Finance B.V., 3.75%, 9/12/2046	3,456,000	3,411,867
Total Capital International S.A., 1.55%, 6/28/2017	3,893,000	3,904,103
Total Capital International S.A., 3.75%, 4/10/2024	6,370,000	7,024,275

		$48,862,138
Financial Institutions - 0.0%
GE Capital International Funding Co., 3.373%, 11/15/2025	$2,488,000	$2,692,058

Food & Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/01/2026	$11,910,000	$12,791,340
Anheuser-Busch InBev S.A., 8%, 11/15/2039	5,850,000	9,338,332
Diageo Capital PLC, 2.625%, 4/29/2023	6,190,000	6,371,992
J.M. Smucker Co., 3.5%, 3/15/2025	4,232,000	4,532,332
Kraft Foods Group, Inc., 3.5%, 6/06/2022	2,361,000	2,508,577
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	1,411,000	1,433,920
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	4,239,000	4,486,998

		$41,463,491
Food & Drug Stores - 0.2%
CVS Health Corp., 3.875%, 7/20/2025	$8,115,000	$8,834,135
Walgreens Boots Alliance, Inc., 3.3%, 11/18/2021	5,935,000	6,276,150
Walgreens Boots Alliance, Inc., 4.5%, 11/18/2034	2,991,000	3,178,581

		$18,288,866
Forest & Paper Products - 0.1%
Georgia-Pacific LLC, 3.734%, 7/15/2023 (n)	$7,000,000	$7,493,892

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - 0.3%
American International Group, Inc., 4.875%, 6/01/2022	$10,460,000	$11,768,996
American International Group, Inc., 3.75%, 7/10/2025	8,000,000	8,390,768

		$20,159,764
Insurance - Health - 0.3%
Aetna, Inc., 3.2%, 6/15/2026	$9,744,000	$9,906,968
Anthem, Inc., 3.3%, 1/15/2023	3,410,000	3,573,680
UnitedHealth Group, Inc., 3.75%, 7/15/2025	9,796,000	10,757,575

		$24,238,223
Insurance - Property & Casualty - 0.2%
Berkshire Hathaway, Inc., 3.125%, 3/15/2026	$3,183,000	$3,345,524
Liberty Mutual Group, Inc., 4.25%, 6/15/2023 (n)	3,278,000	3,546,163
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	2,242,000	2,335,393
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	5,360,000	5,986,005
ZFS Finance USA Trust V, 6.5% to 5/09/2017, FRN to 5/09/2067 (n)	2,925,000	2,952,641

		$18,165,726
International Market Quasi-Sovereign - 0.3%
KFW International Finance, Inc., 4.875%, 6/17/2019	$7,250,000	$7,978,799
Temasek Financial I Ltd., 2.375%, 1/23/2023 (n)	10,140,000	10,377,854

		$18,356,653
Internet - 0.1%
Baidu, Inc., 3.5%, 11/28/2022	$6,460,000	$6,800,009

Local Authorities - 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/2040	$5,815,000	$9,125,363

Major Banks - 1.8%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$6,400,000	$6,788,013
Bank of America Corp., 5.49%, 3/15/2019	4,135,000	4,467,632
Bank of America Corp., 7.625%, 6/01/2019	3,980,000	4,567,484
Bank of America Corp., 4.1%, 7/24/2023	7,970,000	8,616,216
Bank of America Corp., 4.125%, 1/22/2024	10,657,000	11,557,474
Bank of America Corp., 3.5%, 4/19/2026	5,339,000	5,548,342
BNP Paribas, 7.195% to 6/25/2037, FRN to 6/29/2049 (n)	3,200,000	3,600,000
Commonwealth Bank of Australia, 5%, 10/15/2019 (n)	3,930,000	4,304,277
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	2,567,000	2,781,986
ING Bank N.V., 3.75%, 3/07/2017 (n)	4,761,000	4,810,324
ING Bank N.V., 5.8%, 9/25/2023 (n)	6,238,000	6,972,755
JPMorgan Chase & Co., 6.3%, 4/23/2019	6,750,000	7,519,507

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
JPMorgan Chase & Co., 3.2%, 1/25/2023	$7,972,000	$8,312,739
Mitsubishi UFJ Financial Group, Inc., 3.85%, 3/01/2026	6,387,000	6,927,570
Morgan Stanley, 3.875%, 4/29/2024	6,520,000	6,973,068
Morgan Stanley, 6.625%, 4/01/2018	11,740,000	12,579,175
Morgan Stanley, 4%, 7/23/2025	2,939,000	3,160,480
PNC Funding Corp., 5.625%, 2/01/2017	6,510,000	6,603,672
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023	9,760,000	9,603,772
Wells Fargo & Co., 2.1%, 5/08/2017	6,600,000	6,628,519

		$132,323,005
Medical & Health Technology & Services - 0.3%
Becton, Dickinson and Co., 6.375%, 8/01/2019	$6,240,000	$7,041,004
Becton, Dickinson and Co., 2.675%, 12/15/2019	4,190,000	4,327,055
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022	5,980,000	6,227,787
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	2,122,000	2,105,919

		$19,701,765
Medical Equipment - 0.2%
Medtronic, Inc., 4.375%, 3/15/2035	$6,802,000	$7,707,904
Zimmer Holdings, Inc., 3.55%, 4/01/2025	9,149,000	9,429,389

		$17,137,293
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/2023	$5,930,000	$5,321,701

Midstream - 0.4%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$9,121,000	$9,439,031
Enterprise Products Operating LP, 6.5%, 1/31/2019	5,184,000	5,750,202
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	5,700,000	5,816,662
Kinder Morgan Energy Partners LP, 7.75%, 3/15/2032	2,520,000	3,026,686
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	1,888,000	1,892,731
Spectra Energy Capital LLC, 8%, 10/01/2019	5,327,000	6,147,805

		$32,073,117
Mortgage-Backed - 10.8%
Fannie Mae, 5.05%, 1/01/2017	$2,250,213	$2,250,933
Fannie Mae, 6%, 1/01/2017 - 7/01/2037	13,668,253	15,774,286
Fannie Mae, 5.5%, 11/01/2017 - 4/01/2040	26,365,546	29,795,758
Fannie Mae, 3.8%, 2/01/2018	740,515	757,825
Fannie Mae, 3.91%, 2/01/2018	1,101,170	1,127,596
Fannie Mae, 5%, 2/01/2018 - 3/01/2042	19,792,189	21,985,660
Fannie Mae, 4.5%, 6/01/2018 - 6/01/2044	49,435,465	54,276,643
Fannie Mae, 3.828%, 7/01/2018	917,256	953,297
Fannie Mae, 2.578%, 9/25/2018	3,791,783	3,852,699

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.6%, 9/01/2019	$729,446	$786,190
Fannie Mae, 4.448%, 1/01/2021	1,022,141	1,113,135
Fannie Mae, 3.99%, 7/01/2021	639,491	702,132
Fannie Mae, 2.67%, 3/01/2022	918,912	962,800
Fannie Mae, 2.73%, 4/01/2023	658,198	693,380
Fannie Mae, 2.41%, 5/01/2023	998,197	1,035,064
Fannie Mae, 2.55%, 5/01/2023	940,118	982,467
Fannie Mae, 2.59%, 5/01/2023	985,070	1,031,827
Fannie Mae, 2.62%, 5/01/2023	657,636	689,925
Fannie Mae, 2.7%, 7/01/2025	1,007,000	1,053,609
Fannie Mae, 3.95%, 1/01/2027	979,251	1,105,132
Fannie Mae, 3%, 3/01/2027 - 4/01/2031	32,161,306	33,801,970
Fannie Mae, 4.96%, 6/01/2030	617,044	725,977
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	5,504,000	6,450,815
Fannie Mae, 4%, 9/01/2040 - 2/01/2045	117,055,470	125,981,719
Fannie Mae, 3.5%, 11/01/2041 - 10/01/2045	81,979,011	86,704,467
Fannie Mae, TBA, 2.5%, 10/01/2031	3,876,000	4,014,584
Fannie Mae, TBA, 3%, 10/01/2031 - 10/01/2046	27,757,000	29,024,707
Freddie Mac, 4%, 4/01/2044 - 9/01/2044	18,151,557	19,469,459
Freddie Mac, 6%, 4/01/2017 - 6/01/2037	7,741,440	8,844,713
Freddie Mac, 5%, 12/01/2017 - 7/01/2041	11,120,639	12,321,969
Freddie Mac, 3.154%, 2/25/2018	665,521	679,823
Freddie Mac, 2.412%, 8/25/2018	1,944,567	1,980,742
Freddie Mac, 4.5%, 1/01/2019 - 5/01/2042	10,703,957	11,645,892
Freddie Mac, 5.5%, 1/01/2019 - 10/01/2035	7,167,729	8,087,842
Freddie Mac, 5.085%, 3/25/2019	6,789,000	7,348,046
Freddie Mac, 2.456%, 8/25/2019	1,100,000	1,131,523
Freddie Mac, 1.869%, 11/25/2019	2,200,000	2,234,569
Freddie Mac, 2.313%, 3/25/2020	624,000	642,301
Freddie Mac, 3.808%, 8/25/2020	5,900,000	6,406,578
Freddie Mac, 3.034%, 10/25/2020	1,781,000	1,884,735
Freddie Mac, 2.791%, 1/25/2022	3,221,000	3,408,126
Freddie Mac, 2.716%, 6/25/2022	2,443,294	2,579,780
Freddie Mac, 2.682%, 10/25/2022	1,960,000	2,065,860
Freddie Mac, 2.51%, 11/25/2022	3,050,000	3,184,209
Freddie Mac, 3.111%, 2/25/2023	5,200,000	5,609,296
Freddie Mac, 3.32%, 2/25/2023	1,059,000	1,155,944
Freddie Mac, 3.25%, 4/25/2023	5,681,000	6,181,060
Freddie Mac, 3.458%, 8/25/2023	5,373,000	5,921,535
Freddie Mac, 3.171%, 10/25/2024	3,005,000	3,268,435
Freddie Mac, 2.67%, 12/25/2024	3,612,000	3,796,833
Freddie Mac, 2.673%, 3/25/2026	2,850,000	2,981,931
Freddie Mac, 3%, 11/01/2030 - 7/01/2043	39,316,161	41,207,042

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	$3,382,044	$3,926,882
Freddie Mac, 4%, 11/01/2040 - 9/01/2045	38,640,396	41,524,230
Freddie Mac, 3.5%, 2/01/2042 - 4/01/2046	67,616,918	71,615,174
Freddie Mac, TBA, 4%, 11/01/2046	5,169,000	5,538,301
Ginnie Mae, 4%, 2/20/2042	2,754,718	2,961,876
Ginnie Mae, 3%, 2/15/2043 - 6/20/2043	9,199,579	9,692,370
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	4,931,320	5,822,588
Ginnie Mae, 5.5%, 12/15/2032 - 4/20/2035	4,310,504	4,905,887
Ginnie Mae, 4.5%, 7/15/2033 - 6/20/2041	10,934,850	12,107,895
Ginnie Mae, 5%, 7/20/2033 - 10/15/2034	1,421,929	1,599,918
Ginnie Mae, 4%, 1/20/2041 - 4/20/2041	9,627,766	10,378,818
Ginnie Mae, 3.5%, 12/15/2041 - 12/20/2045	29,615,501	31,555,634
Ginnie Mae, 3%, 7/20/2043	3,731,980	3,927,616

		$797,230,029
Network & Telecom - 0.4%
AT&T, Inc., 3%, 6/30/2022	$6,074,000	$6,244,728
AT&T, Inc., 3.4%, 5/15/2025	6,074,000	6,240,476
Verizon Communications, Inc., 6.4%, 9/15/2033	1,817,000	2,354,191
Verizon Communications, Inc., 5.05%, 3/15/2034	5,238,000	5,887,371
Verizon Communications, Inc., 6.55%, 9/15/2043	5,466,000	7,390,497

		$28,117,263
Oils - 0.4%
Marathon Petroleum Corp., 3.625%, 9/15/2024	$7,085,000	$7,138,060
Valero Energy Corp., 3.4%, 9/15/2026	15,053,000	14,952,702
Valero Energy Corp., 4.9%, 3/15/2045	4,000,000	3,948,124

		$26,038,886
Other Banks & Diversified Financials - 0.7%
Banco de Credito del Peru, 5.375%, 9/16/2020	$4,872,000	$5,371,380
Bank of Tokyo-Mitsubishi UFJ Ltd., 4.1%, 9/09/2023 (n)	4,960,000	5,452,632
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	4,730,000	5,285,775
Citigroup, Inc., 2.5%, 9/26/2018	10,880,000	11,052,655
Discover Bank, 4.2%, 8/08/2023	4,000,000	4,304,852
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)	5,168,000	6,544,548
SunTrust Banks, Inc., 2.35%, 11/01/2018	2,541,000	2,584,814
Swedbank AB, 2.125%, 9/29/2017 (n)	1,317,000	1,326,646
UBS Group Funding (Jersey) Ltd., 4.125%, 4/15/2026 (z)	7,103,000	7,468,691

		$49,391,993
Pharmaceuticals - 1.0%
AbbVie, Inc., 3.6%, 5/14/2025	$4,236,000	$4,427,734
Actavis Funding SCS, 3%, 3/12/2020	1,375,000	1,419,708

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - continued
Actavis Funding SCS, 4.85%, 6/15/2044	$3,997,000	$4,396,520
Bayer U.S. Finance LLC, 3%, 10/08/2021 (n)	9,000,000	9,424,611
Celgene Corp., 2.875%, 8/15/2020	3,798,000	3,928,966
Forest Laboratories, Inc., 4.875%, 2/15/2021 (n)	6,838,000	7,593,367
Gilead Sciences, Inc., 3.7%, 4/01/2024	1,862,000	2,004,490
Gilead Sciences, Inc., 3.5%, 2/01/2025	14,207,000	15,048,438
Shire Acquisitions Investments Ireland Designated Activity Co., 3.2%, 9/23/2026	12,956,000	13,025,690
Teva Pharmaceutical Finance IV LLC, 3.65%, 11/10/2021	3,299,000	3,503,845
Teva Pharmaceutical Industries Ltd., 3.15%, 10/01/2026	10,713,000	10,762,558

		$75,535,927
Real Estate - Apartment - 0.0%
ERP Operating LP, REIT, 4.625%, 12/15/2021	$3,113,000	$3,494,903

Real Estate - Healthcare - 0.1%
HCP, Inc., REIT, 5.375%, 2/01/2021	$4,146,000	$4,644,569

Real Estate - Retail - 0.1%
Simon Property Group, Inc., REIT, 4.375%, 3/01/2021	$4,500,000	$4,955,108

Retailers - 0.3%
Dollar General Corp., 4.15%, 11/01/2025	$5,000,000	$5,441,605
Home Depot, Inc., 5.95%, 4/01/2041	1,578,000	2,170,017
Wal-Mart Stores, Inc., 5.25%, 9/01/2035	12,347,000	16,395,162

		$24,006,784
Supermarkets - 0.1%
The Kroger Co., 4%, 2/01/2024	$8,000,000	$8,808,096

Supranational - 0.0%
Asian Development Bank, 1.125%, 3/15/2017	$3,322,000	$3,326,196

Telecommunications - Wireless - 0.3%
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	$5,960,000	$6,208,026
Crown Castle Towers LLC, 6.113%, 1/15/2020 (n)	3,852,000	4,268,977
Crown Castle Towers LLC, 4.883%, 8/15/2020 (n)	2,040,000	2,229,610
Rogers Communications, Inc., 6.8%, 8/15/2018	8,529,000	9,347,554
SBA Tower Trust, 2.898%, 10/15/2044 (n)	2,389,000	2,422,573

		$24,476,740

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Tobacco - 0.3%
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (z)	$6,137,000	$6,336,250
Reynolds American, Inc., 4.45%, 6/12/2025	13,773,000	15,366,894

		$21,703,144
Transportation - Services - 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$6,381,000	$8,702,669

U.S. Government Agencies and Equivalents - 0.1%
Small Business Administration, 4.35%, 7/01/2023	$251,114	$264,859
Small Business Administration, 4.77%, 4/01/2024	689,060	734,556
Small Business Administration, 5.18%, 5/01/2024	1,270,013	1,365,618
Small Business Administration, 5.52%, 6/01/2024	566,320	614,552
Small Business Administration, 4.99%, 9/01/2024	1,035,394	1,113,459
Small Business Administration, 4.95%, 3/01/2025	870,975	940,815

		$5,033,859
U.S. Treasury Obligations - 13.5%
U.S. Treasury Bonds, 6%, 2/15/2026	$1,524,000	$2,112,645
U.S. Treasury Bonds, 6.75%, 8/15/2026	926,000	1,362,992
U.S. Treasury Bonds, 5.25%, 2/15/2029	5,294,000	7,360,936
U.S. Treasury Bonds, 5.375%, 2/15/2031	4,690,000	6,842,452
U.S. Treasury Bonds, 4.5%, 2/15/2036	26,962,000	37,944,809
U.S. Treasury Bonds, 5%, 5/15/2037	2,452,000	3,673,689
U.S. Treasury Bonds, 4.5%, 8/15/2039	4,987,000	7,068,878
U.S. Treasury Bonds, 2.875%, 5/15/2043	196,994,900	219,341,607
U.S. Treasury Notes, 1.375%, 2/29/2020	6,694,000	6,781,598
U.S. Treasury Notes, 0.875%, 12/31/2016	146,031,000	146,244,351
U.S. Treasury Notes, 0.75%, 6/30/2017	19,439,000	19,460,227
U.S. Treasury Notes, 4.75%, 8/15/2017	2,870,000	2,971,348
U.S. Treasury Notes, 3.75%, 11/15/2018	4,535,000	4,815,603
U.S. Treasury Notes, 3.125%, 5/15/2019	52,370,000	55,448,780
U.S. Treasury Notes, 1%, 6/30/2019	238,622,000	239,535,445
U.S. Treasury Notes, 3.5%, 5/15/2020	55,133,000	59,967,888
U.S. Treasury Notes, 3.125%, 5/15/2021	99,605,000	108,374,921
U.S. Treasury Notes, 2.5%, 8/15/2023	64,683,000	69,294,186

		$998,602,355
Utilities - Electric Power - 1.0%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	$3,550,000	$3,875,425
Dominion Resources, Inc., 3.625%, 12/01/2024	6,000,000	6,353,922
Duke Energy Corp., 2.65%, 9/01/2026	1,590,000	1,560,215
Exelon Corp., 3.4%, 4/15/2026	9,718,000	10,114,718
MidAmerican Funding LLC, 6.927%, 3/01/2029	2,785,000	3,899,738

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Oncor Electric Delivery Co., 7%, 9/01/2022	$4,555,000	$5,771,249
Pacific Gas & Electric Co., 4.6%, 6/15/2043	4,920,000	5,692,666
PPL Capital Funding, Inc., 5%, 3/15/2044	1,773,000	1,998,327
PPL Corp., 3.4%, 6/01/2023	4,920,000	5,196,263
Progress Energy, Inc., 3.15%, 4/01/2022	6,169,000	6,461,670
Southern Co., 2.15%, 9/01/2019	7,000,000	7,086,135
Southern Co., 3.25%, 7/01/2026	10,896,000	11,285,478
Waterford 3 Funding Corp., 8.09%, 1/02/2017	2,403,358	2,403,334

		$71,699,140
Total Bonds (Identified Cost, $2,740,856,664)		$2,876,947,180

Convertible Preferred Stocks - 0.5%
Food & Beverages - 0.2%
Tyson Foods, Inc., 4.75%	148,050	$12,119,373

Pharmaceuticals - 0.1%
Allergan PLC, 5.5%	10,635	$8,738,035

Telephone Services - 0.0%
Frontier Communications Corp., 11.125%	41,668	$3,496,362

Utilities - Electric Power - 0.2%
Exelon Corp., 6.5%	298,266	$13,940,953
Total Convertible Preferred Stocks (Identified Cost, $34,483,954)		$38,294,723

Money Market Funds - 1.7%
MFS Institutional Money Market Portfolio, 0.4% (v) (Identified Cost, $121,260,538)	121,260,538	$121,260,538

Collateral for Securities Loaned - 0.1%
JPMorgan U.S. Government Money Market Fund, 0.35%, at Cost and Net Asset Value (j)	6,519,450	$6,519,450
Total Investments (Identified Cost, $6,047,886,301)		$7,404,741,994

Other Assets, Less Liabilities - (0.2)%		(15,781,364)
Net Assets - 100.0%		$7,388,960,630

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $188,689,047, representing 2.6% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Atrium CDO Corp., FRN, 1.918%, 11/16/2022	2/03/16-2/04/16	$2,212,113	$2,217,295
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.124%, 12/28/2040	3/01/06	4,916,615	3,572,248
BlackRock Capital Finance LP, 7.75%, 9/25/2026	10/10/96	235,691	47,882
Chesapeake Funding II LLC, 2016-2A, “A2”, FRN, 1.524%, 6/15/2028	6/14/16	8,086,000	8,129,659
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020	7/15/15	6,085,488	6,336,250
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/2019	4/28/14	5,302,520	5,480,205
UBS Group Funding (Jersey) Ltd., 4.125%, 4/15/2026	3/29/16	7,087,927	7,468,691
Total Restricted Securities			$33,252,230
% of Net assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $5,926,625,763)	$7,283,481,456
Underlying affiliated funds, at value (identified cost, $121,260,538)	121,260,538
Total investments, at value, including $6,432,636 of securities on loan (identified cost, $6,047,886,301)	$7,404,741,994
Cash	10,770,995
Receivables for
Investments sold	35,922,685
Fund shares sold	13,039,315
Interest and dividends	25,585,839
Other assets	29,419
Total assets	$7,490,090,247
Liabilities
Payables for
Distributions	$1,020,011
Investments purchased	37,465,154
TBA purchase commitments	38,491,355
Fund shares reacquired	13,960,987
Collateral for securities loaned, at value	6,519,450
Payable to affiliates
Investment adviser	144,034
Shareholder servicing costs	2,968,272
Distribution and service fees	105,169
Program manager fees	92
Payable for independent Trustees’ compensation	87,589
Accrued expenses and other liabilities	367,504
Total liabilities	$101,129,617
Net assets	$7,388,960,630
Net assets consist of
Paid-in capital	$6,006,638,220
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,356,848,382
Accumulated net realized gain (loss) on investments and foreign currency	20,571,982
Undistributed net investment income	4,902,046
Net assets	$7,388,960,630
Shares of beneficial interest outstanding	405,860,359

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,733,090,360	260,241,228	$18.19
Class B	205,806,004	11,303,101	18.21
Class C	1,102,670,001	60,286,830	18.29
Class I	329,965,201	18,145,352	18.18
Class R1	14,031,132	772,387	18.17
Class R2	205,847,767	11,285,937	18.24
Class R3	297,312,954	16,336,455	18.20
Class R4	297,676,694	16,352,466	18.20
Class R6 (formerly Class R5)	169,348,077	9,310,577	18.19
Class 529A	21,204,203	1,168,777	18.14
Class 529B	1,580,394	86,805	18.21
Class 529C	10,427,843	570,444	18.28

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $19.30 [100 / 94.25 x $18.19] and $19.25 [100 / 94.25 x $18.14], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$112,331,932
Interest	83,932,571
Dividends from underlying affiliated funds	509,557
Foreign taxes withheld	(963,747)
Total investment income	$195,810,313
Expenses
Management fee	$24,661,307
Distribution and service fees	25,974,645
Shareholder servicing costs	7,879,455
Program manager fees	30,562
Administrative services fee	635,560
Independent Trustees’ compensation	118,262
Custodian fee	276,979
Shareholder communications	292,353
Audit and tax fees	81,521
Legal fees	74,561
Miscellaneous	399,709
Total expenses	$60,424,914
Fees paid indirectly	(1,316)
Reduction of expenses by investment adviser and distributor	(255,701)
Net expenses	$60,167,897
Net investment income	$135,642,416
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$105,231,745
Underlying affiliated funds	1,313
Foreign currency	(51,137)
Net realized gain (loss) on investments and foreign currency	$105,181,921
Change in unrealized appreciation (depreciation)
Investments	$452,533,130
Translation of assets and liabilities in foreign currencies	76,891
Net unrealized gain (loss) on investments and foreign currency translation	$452,610,021
Net realized and unrealized gain (loss) on investments and foreign currency	$557,791,942
Change in net assets from operations	$693,434,358

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2016	2015
Change in net assets
From operations
Net investment income	$135,642,416	$155,522,254
Net realized gain (loss) on investments and foreign currency	105,181,921	224,577,571
Net unrealized gain (loss) on investments and foreign currency translation	452,610,021	(383,746,630)
Change in net assets from operations	$693,434,358	$(3,646,805)
Distributions declared to shareholders
From net investment income	$(167,017,043)	$(135,077,976)
From net realized gain on investments	(198,222,186)	(162,130,845)
Total distributions declared to shareholders	$(365,239,229)	$(297,208,821)
Change in net assets from fund share transactions	$362,095,268	$221,960,513
Total change in net assets	$690,290,397	$(78,895,113)
Net assets
At beginning of period	6,698,670,233	6,777,565,346
At end of period (including undistributed net investment income of $4,902,046 and $31,001,099, respectively)	$7,388,960,630	$6,698,670,233

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.38	$18.16	$16.77	$15.19	$13.18
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.43	$0.38	$0.34	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	(0.40)	1.53	1.60	2.04
Total from investment operations	$1.76	$0.03	$1.91	$1.94	$2.38
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.38)	$(0.38)	$(0.36)	$(0.37)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.95)	$(0.81)	$(0.52)	$(0.36)	$(0.37)
Net asset value, end of period (x)	$18.19	$17.38	$18.16	$16.77	$15.19
Total return (%) (r)(s)(t)(x)	10.50	0.01	11.55	12.93	18.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.74	0.73	0.75	0.77
Expenses after expense reductions (f)	0.73	0.74	0.73	0.75	0.77
Net investment income	1.99	2.35	2.13	2.11	2.33
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$4,733,090	$4,492,707	$4,621,662	$4,399,349	$4,152,753

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.40	$18.18	$16.78	$15.20	$13.19
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.29	$0.24	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.40	(0.41)	1.55	1.60	2.04
Total from investment operations	$1.62	$(0.12)	$1.79	$1.82	$2.27
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.23)	$(0.25)	$(0.24)	$(0.26)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.81)	$(0.66)	$(0.39)	$(0.24)	$(0.26)
Net asset value, end of period (x)	$18.21	$17.40	$18.18	$16.78	$15.20
Total return (%) (r)(s)(t)(x)	9.66	(0.75)	10.75	12.05	17.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.49	1.48	1.50	1.52
Expenses after expense reductions (f)	1.49	1.49	1.48	1.50	1.52
Net investment income	1.24	1.56	1.38	1.36	1.59
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$205,806	$208,889	$248,181	$272,887	$338,115

Class C	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.48	$18.25	$16.86	$15.27	$13.25
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.29	$0.25	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	(0.39)	1.53	1.61	2.05
Total from investment operations	$1.63	$(0.10)	$1.78	$1.83	$2.28
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.24)	$(0.25)	$(0.24)	$(0.26)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.82)	$(0.67)	$(0.39)	$(0.24)	$(0.26)
Net asset value, end of period (x)	$18.29	$17.48	$18.25	$16.86	$15.27
Total return (%) (r)(s)(t)(x)	9.62	(0.68)	10.65	12.08	17.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.49	1.48	1.50	1.52
Expenses after expense reductions (f)	1.49	1.49	1.48	1.50	1.52
Net investment income	1.24	1.60	1.38	1.35	1.58
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$1,102,670	$965,137	$930,405	$836,471	$769,540

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.38	$18.15	$16.77	$15.19	$13.18
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.47	$0.42	$0.38	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	1.40	(0.39)	1.53	1.60	2.05
Total from investment operations	$1.79	$0.08	$1.95	$1.98	$2.42
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.42)	$(0.43)	$(0.40)	$(0.41)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.99)	$(0.85)	$(0.57)	$(0.40)	$(0.41)
Net asset value, end of period (x)	$18.18	$17.38	$18.15	$16.77	$15.19
Total return (%) (r)(s)(x)	10.71	0.31	11.76	13.21	18.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	0.49	0.48	0.50	0.52
Expenses after expense reductions (f)	0.49	0.49	0.48	0.50	0.52
Net investment income	2.22	2.56	2.37	2.35	2.59
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$329,965	$213,734	$226,527	$160,246	$121,687

Class R1	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.36	$18.14	$16.75	$15.18	$13.17
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.28	$0.25	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	(0.39)	1.53	1.59	2.04
Total from investment operations	$1.63	$(0.11)	$1.78	$1.81	$2.27
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.24)	$(0.25)	$(0.24)	$(0.26)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.82)	$(0.67)	$(0.39)	$(0.24)	$(0.26)
Net asset value, end of period (x)	$18.17	$17.36	$18.14	$16.75	$15.18
Total return (%) (r)(s)(x)	9.68	(0.75)	10.72	12.02	17.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.49	1.48	1.50	1.52
Expenses after expense reductions (f)	1.49	1.49	1.48	1.50	1.52
Net investment income	1.24	1.56	1.38	1.36	1.58
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$14,031	$13,964	$16,905	$16,134	$17,900

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.43	$18.21	$16.81	$15.23	$13.22
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.39	$0.33	$0.30	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	1.40	(0.41)	1.55	1.60	2.04
Total from investment operations	$1.71	$(0.02)	$1.88	$1.90	$2.34
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.33)	$(0.34)	$(0.32)	$(0.33)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.90)	$(0.76)	$(0.48)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$18.24	$17.43	$18.21	$16.81	$15.23
Total return (%) (r)(s)(x)	10.19	(0.24)	11.29	12.61	17.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.99	0.98	1.00	1.02
Expenses after expense reductions (f)	0.99	0.99	0.98	1.00	1.02
Net investment income	1.73	2.11	1.87	1.85	2.08
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$205,848	$168,609	$166,275	$162,091	$154,925

Class R3	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.39	$18.17	$16.78	$15.20	$13.19
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.43	$0.38	$0.34	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	(0.41)	1.53	1.60	2.04
Total from investment operations	$1.76	$0.02	$1.91	$1.94	$2.38
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.37)	$(0.38)	$(0.36)	$(0.37)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.95)	$(0.80)	$(0.52)	$(0.36)	$(0.37)
Net asset value, end of period (x)	$18.20	$17.39	$18.17	$16.78	$15.20
Total return (%) (r)(s)(x)	10.48	0.00	11.54	12.92	18.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.74	0.73	0.75	0.77
Expenses after expense reductions (f)	0.74	0.74	0.73	0.75	0.77
Net investment income	1.99	2.35	2.13	2.11	2.32
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$297,313	$251,635	$256,487	$178,646	$192,389

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.40	$18.17	$16.78	$15.21	$13.19
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.48	$0.42	$0.38	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	1.40	(0.40)	1.54	1.59	2.04
Total from investment operations	$1.79	$0.08	$1.96	$1.97	$2.42
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.42)	$(0.43)	$(0.40)	$(0.40)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.99)	$(0.85)	$(0.57)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$18.20	$17.40	$18.17	$16.78	$15.21
Total return (%) (r)(s)(x)	10.69	0.31	11.82	13.13	18.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	0.49	0.48	0.50	0.52
Expenses after expense reductions (f)	0.49	0.49	0.48	0.50	0.52
Net investment income	2.23	2.62	2.38	2.34	2.64
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$297,677	$287,976	$249,619	$182,332	$125,421

Class R6 (formerly Class R5)	Years ended 9/30
	2016	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$17.38	$18.16	$16.77	$15.19	$14.30
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.55	$0.44	$0.40	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	(0.47)	1.53	1.59	0.91	(g)
Total from investment operations	$1.82	$0.08	$1.97	$1.99	$1.02
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.43)	$(0.44)	$(0.41)	$(0.13)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(1.01)	$(0.86)	$(0.58)	$(0.41)	$(0.13)
Net asset value, end of period (x)	$18.19	$17.38	$18.16	$16.77	$15.19
Total return (%) (r)(s)(x)	10.86	0.34	11.91	13.30	7.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.41	0.41	0.41	0.41	0.44	(a)
Expenses after expense reductions (f)	0.41	0.41	0.41	0.41	0.44	(a)
Net investment income	2.31	3.02	2.46	2.42	2.29	(a)(l)
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$169,348	$67,900	$33,689	$10,800	$107

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.34	$18.12	$16.73	$15.16	$13.16
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.42	$0.37	$0.33	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	1.40	(0.40)	1.54	1.59	2.03
Total from investment operations	$1.74	$0.02	$1.91	$1.92	$2.36
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.37)	$(0.38)	$(0.35)	$(0.36)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.94)	$(0.80)	$(0.52)	$(0.35)	$(0.36)
Net asset value, end of period (x)	$18.14	$17.34	$18.12	$16.73	$15.16
Total return (%) (r)(s)(t)(x)	10.42	(0.03)	11.53	12.84	18.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.84	0.83	0.85	0.87
Expenses after expense reductions (f)	0.77	0.78	0.77	0.80	0.82
Net investment income	1.95	2.31	2.09	2.05	2.27
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$21,204	$18,177	$17,789	$15,581	$13,064

Class 529B	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.40	$18.17	$16.78	$15.20	$13.19
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.27	$0.24	$0.21	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	(0.38)	1.53	1.60	2.04
Total from investment operations	$1.62	$(0.11)	$1.77	$1.81	$2.26
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.23)	$(0.24)	$(0.23)	$(0.25)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.81)	$(0.66)	$(0.38)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$18.21	$17.40	$18.17	$16.78	$15.20
Total return (%) (r)(s)(t)(x)	9.60	(0.75)	10.63	11.99	17.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.59	1.58	1.60	1.62
Expenses after expense reductions (f)	1.54	1.54	1.53	1.55	1.57
Net investment income	1.19	1.50	1.33	1.31	1.54
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$1,580	$1,721	$2,110	$2,369	$3,095

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.47	$18.25	$16.85	$15.27	$13.25
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.28	$0.24	$0.21	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	(0.40)	1.54	1.60	2.05
Total from investment operations	$1.62	$(0.12)	$1.78	$1.81	$2.27
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.23)	$(0.24)	$(0.23)	$(0.25)
From net realized gain on investments	(0.51)	(0.43)	(0.14)	—	—
Total distributions declared to shareholders	$(0.81)	$(0.66)	$(0.38)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$18.28	$17.47	$18.25	$16.85	$15.27
Total return (%) (r)(s)(t)(x)	9.57	(0.79)	10.66	11.97	17.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.59	1.58	1.60	1.62
Expenses after expense reductions (f)	1.54	1.54	1.53	1.55	1.57
Net investment income	1.18	1.55	1.33	1.30	1.53
Portfolio turnover	32	45	35	53	23
Net assets at end of period (000 omitted)	$10,428	$8,222	$7,915	$6,989	$6,028

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by companies in which the fund invests and the actual annual net investment income ratio may differ.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information

Notes to Financial Statements – continued

such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of September 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$4,343,726,319	$56,288,507	$—	$4,400,014,826
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	1,007,002,727	—	1,007,002,727
Non-U.S. Sovereign Debt	—	48,632,738	—	48,632,738
U.S. Corporate Bonds	—	683,025,052	—	683,025,052
Residential Mortgage-Backed Securities	—	801,836,211	—	801,836,211
Commercial Mortgage-Backed Securities	—	100,200,567	—	100,200,567
Asset-Backed Securities (including CDOs)	—	46,066,970	—	46,066,970
Foreign Bonds	—	190,182,915	—	190,182,915
Mutual Funds	127,779,988	—	—	127,779,988
Total Investments	$4,471,506,307	$2,933,235,687	$—	$7,404,741,994

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of

Notes to Financial Statements – continued

the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $6,432,636. The fair value of the fund’s investment securities on loan and a related liability of $6,519,450 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Notes to Financial Statements – continued

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/16	9/30/15
Ordinary income (including any short-term capital gains)	$167,017,043	$156,126,358
Long-term capital gains	198,222,186	141,082,463
Total distributions	$365,239,229	$297,208,821

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/16
Cost of investments	$6,116,195,406
Gross appreciation	1,358,598,084
Gross depreciation	(70,051,496)
Net unrealized appreciation (depreciation)	$1,288,546,588
Undistributed ordinary income	16,443,063
Undistributed long-term capital gain	88,569,595
Other temporary differences	(11,236,836)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/16	Year ended 9/30/15	Year ended 9/30/16	Year ended 9/30/15
Class A	$114,997,327	$97,137,378	$130,685,488	$110,460,121
Class B	3,594,853	3,031,569	6,045,708	5,797,113
Class C	17,768,558	12,746,701	28,712,698	22,402,438
Class I	6,803,417	5,610,293	6,725,454	5,570,003
Class R1	252,074	204,367	423,930	376,935
Class R2	4,089,194	3,069,748	4,966,622	3,906,425
Class R3	7,583,285	5,413,770	8,687,690	6,131,712
Class R4	7,605,621	6,404,145	7,859,888	5,965,346
Class R6 (formerly Class R5)	3,659,280	950,275	3,275,627	846,784
Class 529A	483,987	378,571	549,127	430,300
Class 529B	27,699	24,663	48,728	50,294
Class 529C	151,748	106,496	241,226	193,374
Total	$167,017,043	$135,077,976	$198,222,186	$162,130,845

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $6.3 billion of average daily net assets	0.35%
Average daily net assets in excess of $6.3 billion	0.34%

The management fee incurred for the year ended September 30, 2016 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,618,516 and $10,080 for the year ended September 30, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$11,583,439
Class B	0.75%	0.25%	1.00%	1.00%	2,075,157
Class C	0.75%	0.25%	1.00%	1.00%	10,324,705
Class R1	0.75%	0.25%	1.00%	1.00%	143,640
Class R2	0.25%	0.25%	0.50%	0.50%	921,905
Class R3	—	0.25%	0.25%	0.25%	768,284
Class 529A	—	0.25%	0.25%	0.24%	49,352
Class 529B	0.75%	0.25%	1.00%	1.00%	16,436
Class 529C	0.75%	0.25%	1.00%	1.00%	91,727
Total Distribution and Service Fees					$25,974,645

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2016, this rebate amounted to $231,237, $1,759, $4,302, $2,902, $14, and $206 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2016, were as follows:

Amount
Class A	$13,669
Class B	212,925
Class C	74,387
Class 529B	554
Class 529C	114

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2018, unless MFD elects to extend the waiver. For the year ended September 30, 2016, this waiver amounted to $15,281 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2016, were as follows:

	Fee	Waiver
Class 529A	$19,740	$9,870
Class 529B	1,645	822
Class 529C	9,177	4,589
Total Program Manager Fees and Waivers	$30,562	$15,281

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2016, the fee was $1,299,472, which equated to 0.0184% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,579,983.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2016 was equivalent to an annual effective rate of 0.0090% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $5,972 and the Retirement Deferral plan resulted in an expense of $2,300. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $61,532 at September 30, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $25,531 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an

Notes to Financial Statements – continued

Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2016, the fee paid by the fund under this agreement was $18,154 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 7,826 shares of Class R6 (formerly Class R5) for an aggregate amount of $137,268. On March 16, 2016, MFS redeemed 4,678 shares of Class I for an aggregate amount of $80,972.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended September 30, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $574,379 and $269,963, respectively. The sales transactions resulted in net realized gains (losses) of $127,776.

(4) Portfolio Securities

For the year ended September 30, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,022,417,075	$856,935,106
Investments (non-U.S. Government securities)	$1,418,596,422	$1,380,875,691

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	33,279,757	$585,164,749	28,618,204	$522,265,156
Class B	1,658,703	29,291,667	1,424,548	26,001,894
Class C	11,850,748	210,574,658	10,069,153	184,668,016
Class I	10,523,053	187,762,971	4,166,257	76,010,620
Class R1	151,284	2,680,787	120,565	2,199,292
Class R2	3,689,991	65,415,750	2,299,960	41,989,239
Class R3	6,565,504	117,372,484	4,052,616	73,530,176
Class R4	4,424,640	78,534,320	5,512,281	100,835,440
Class R6 (formerly Class R5)	6,190,265	109,681,612	2,244,330	39,739,949
Class 529A	180,164	3,182,923	151,497	2,761,681
Class 529B	8,119	143,591	8,915	162,896
Class 529C	159,476	2,814,965	90,340	1,656,386
	78,681,704	$1,392,620,477	58,758,666	$1,071,820,745

Shares issued to shareholders in reinvestment of distributions
Class A	13,296,568	$231,514,755	10,674,691	$195,029,386
Class B	497,370	8,642,513	432,631	7,918,544
Class C	2,150,769	37,548,420	1,519,963	27,932,118
Class I	654,399	11,416,241	532,348	9,724,876
Class R1	38,977	675,608	31,824	581,203
Class R2	461,229	8,050,749	340,904	6,243,967
Class R3	933,796	16,270,954	631,539	11,544,461
Class R4	814,557	14,210,711	569,923	10,415,019
Class R6 (formerly Class R5)	228,162	3,988,712	95,066	1,735,952
Class 529A	59,418	1,032,249	44,053	803,000
Class 529B	4,401	76,419	4,004	73,262
Class 529C	22,473	392,391	16,320	299,797
	19,162,119	$333,819,722	14,893,266	$272,301,585

Notes to Financial Statements – continued

	Year ended 9/30/16		Year ended 9/30/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(44,819,721)	$(795,021,303)	(35,334,159)	$(644,900,371)
Class B	(2,858,347)	(50,408,627)	(3,506,712)	(64,138,053)
Class C	(8,941,056)	(158,468,198)	(7,333,681)	(134,398,395)
Class I	(5,330,720)	(92,807,459)	(4,877,482)	(87,839,472)
Class R1	(222,145)	(3,924,026)	(280,143)	(5,103,068)
Class R2	(2,539,438)	(44,951,276)	(2,099,770)	(38,345,664)
Class R3	(5,631,763)	(100,660,020)	(4,332,523)	(78,600,565)
Class R4	(5,441,678)	(96,209,137)	(3,263,526)	(59,404,550)
Class R6 (formerly Class R5)	(1,014,394)	(17,905,316)	(288,417)	(5,246,790)
Class 529A	(119,058)	(2,100,175)	(129,184)	(2,354,604)
Class 529B	(24,608)	(434,126)	(30,133)	(551,226)
Class 529C	(82,204)	(1,455,268)	(69,719)	(1,279,059)
	(77,025,132)	$(1,364,344,931)	(61,545,449)	$(1,122,161,817)

Net change
Class A	1,756,604	$21,658,201	3,958,736	$72,394,171
Class B	(702,274)	(12,474,447)	(1,649,533)	(30,217,615)
Class C	5,060,461	89,654,880	4,255,435	78,201,739
Class I	5,846,732	106,371,753	(178,877)	(2,103,976)
Class R1	(31,884)	(567,631)	(127,754)	(2,322,573)
Class R2	1,611,782	28,515,223	541,094	9,887,542
Class R3	1,867,537	32,983,418	351,632	6,474,072
Class R4	(202,481)	(3,464,106)	2,818,678	51,845,909
Class R6 (formerly Class R5)	5,404,033	95,765,008	2,050,979	36,229,111
Class 529A	120,524	2,114,997	66,366	1,210,077
Class 529B	(12,088)	(214,116)	(17,214)	(315,068)
Class 529C	99,745	1,752,088	36,941	677,124
	20,818,691	$362,095,268	12,106,483	$221,960,513

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2016, the

Notes to Financial Statements – continued

fund’s commitment fee and interest expense were $37,912 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	201,003,794	1,092,946,934	(1,172,690,190)	121,260,538

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$1,313	$—	$509,557	$121,260,538

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of

MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the series of MFS Series Trust V) (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 11, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of November 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Jonathan Sage Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $225,933,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 56.50% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended September 30, 2016 and 2015, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Research Fund	42,958	42,958
MFS Total Return Fund	67,711	67,711

Total	110,669	110,669

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS International New Discovery Fund	47,323	47,323

For the fiscal years ended September 30, 2016 and 2015, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Research Fund	0	0	6,601	6,601	0	2,002
To MFS Total Return Fund	0	0	9,135	9,135	0	2,510
Total fees billed by Deloitte To above Funds:	0	0	15,736	15,736	0	4,512

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Research Fund*	0	968,289	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Total Return Fund*	0	968,289	0	0	5,000	5,000

	Aggregate Fees for Non-audit Services
	2016	2015
Fees billed by Deloitte
To MFS Research Fund, MFS and MFS Related Entities#	76,879	981,892
To MFS Total Return Fund, MFS and MFS Related Entities#	79,413	984,934

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015	2016	2015	2016	2015[5]
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	9,073	9,003	2,968	1,265

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015[5]	2016	2015	2016	2015[5]
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS International New Discovery Fund*	1,612,499	920,675	0	0	132,596	49,723

	Aggregate Fees for Non-audit Services
	2016	2015[5]
Fees billed by E&Y:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	1,792,736	1,231,666

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[5]	Certain fees reported in 2015 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended September 30, 2015.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: November 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: November 11, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 11, 2016

*	Print name and title of each signing officer under his or her signature.